UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Hauppauge Digital Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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HAUPPAUGE DIGITAL INC.

91 Cabot Court

Hauppauge, New York 11788

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 15, 2012

To the Stockholders of Hauppauge Digital Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Hauppauge Digital Inc., a Delaware corporation (the “Company”), will be held on August 15, 2012 at our executive offices, located at 91 Cabot Court, Hauppauge, New York 11788 at 10:00 a.m., local time, for the following purposes:

1.	To elect four (4) directors to the Board of Directors of the Company.
2.	To approve the Hauppauge Digital Inc. 2012 Performance and Equity Incentive Plan.
3.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012.
4.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on June 20, 2012 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 15, 2012

Similar to last year and in accordance with rules promulgated by the Securities and Exchange Commission, we are using the Internet as our primary means of making proxy materials available to our stockholders of record. Consequently, most stockholders of record will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice Regarding the Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and submitting their proxy via the Internet. The Notice Regarding the Availability of Proxy Materials also provides information on how stockholders of record may obtain paper copies of our proxy materials, and how they may vote their shares by completing, signing, dating and returning a proxy card, if they so choose. If you submit your proxy via the Internet or by Telephone, your electronic or telephone vote authorizes the named proxies in the same manner as if you completed, signed, dated and returned a proxy card. If you submit your proxy via the Internet or by Telephone, you need not return a proxy card. If your shares are held by a broker, bank, broker-dealer or similar organization, you are the beneficial owner of shares held in “street name” and a notice regarding the availability of proxy materials will be forwarded to you by that organization. As the beneficial owner, you have the right to direct the organization holding your shares as to how to vote the shares.

By Order of the Hauppauge Digital Inc.
Board of Directors

Gerald Tucciarone
Secretary

Hauppauge, New York

July 2, 2012

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY (IF YOU ARE A STOCKHOLDER OF RECORD) OR VOTING INSTRUCTIONS (IF YOU BENEFICIALLY OWN YOUR SHARES IN STREET NAME) AS SOON AS POSSIBLE.

IF YOU ARE A STOCKHOLDER OF RECORD, FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES PLEASE REFER TO THE INSTRUCTIONS IN THE NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL OR, IF YOU REQUESTED TO RECEIVE PRINTED PROXY MATERIALS, YOUR ENCLOSED PROXY CARD. IF YOU ARE A STOCKHOLDER OF RECORD YOU CAN VOTE IN ONE OF THE FOLLOWING FOUR WAYS:

(1) VOTE BY INTERNET. TO SUBMIT YOUR PROXY VIA THE INTERNET, FOLLOW THE INSTRUCTIONS ON YOUR NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS AND HAVE YOUR NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS AVAILABLE WHEN YOU ACCESS THE WEBSITE.

(2) VOTE BY TELEPHONE. TO VOTE BY TELEPHONE, CALL THE TOLL-FREE TELEPHONE NUMBER ON YOUR PROXY CARD. HAVE YOUR PROXY CARD AVAILABLE WHEN YOU CALL. YOU WILL NEED TO FOLLOW THE INSTRUCTIONS ON YOUR PROXY CARD AND THE VOICE PROMPTS.

(3) VOTE BY MAIL. YOU CAN VOTE BY MAIL BY REQUESTING A PAPER COPY OF THE PROXY MATERIALS, WHICH WILL INCLUDE A PROXY CARD, AND BY COMPLETING, SIGNING, DATING AND PROMPTLY MAILING THE PROXY CARD. TO REQUEST A PAPER COPY, FOLLOW THE INSTRUCTIONS IN YOUR NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS.

(4) VOTE IN PERSON AT THE ANNUAL MEETING. AT THE ANNUAL MEETING YOU WILL NEED TO REQUEST A BALLOT TO VOTE YOUR SHARES.

VOTING BY ANY OF THESE METHODS WILL ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. IF YOU ARE A STOCKHOLDER OF RECORD, YOU MAY CHANGE YOUR VOTE BY (I) GRANTING A NEW PROXY BEARING A LATER DATE (WHICH AUTOMATICALLY REVOKES THE EARLIER PROXY) USING ANY OF METHODS ONE (VOTE BY INTERNET), TWO (VOTE BY TELEPHONE), OR THREE (VOTE BY MAIL) DESCRIBED IMMEDIATELY ABOVE (AND UNTIL THE APPLICABLE DEADLINE FOR EACH METHOD), (II) PROVIDING A WRITTEN NOTICE OF REVOCATION TO US AT 91 CABOT COURT, HAUPPAUGE, NEW YORK 11788, ATTENTION: CORPORATE SECRETARY, PRIOR TO YOUR SHARES BEING VOTED, OR (III) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

IF YOU BENEFICIALLY OWN SHARES IN STREET NAME, FOR SPECIFIC INSTRUCTIONS ON HOW TO DIRECT THE ORGANIZATION HOLDING YOUR SHARES TO VOTE THE SHARES, PLEASE REFER TO THE INSTRUCTIONS IN THE NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS YOU RECEIVED FROM THE BROKER, BANK, BROKER-DEALER OR SIMILAR ORGANIZATION THROUGH WHICH YOU BENEFICIALLY OWN SUCH SHARES. IF YOU BENEFICIALLY OWN SHARES IN STREET NAME, YOU MUST CONTACT THE BROKER, BANK, BROKER-DEALER OR SIMILAR ORGANIZATION THROUGH WHICH YOU BENEFICIALLY OWN SUCH SHARES TO REVOKE OR CHANGE ANY PRIOR VOTING INSTRUCTIONS.

HAUPPAUGE DIGITAL INC.

91 Cabot Court

Hauppauge, New York 11788

PROXY STATEMENT

SOLICITING, VOTING AND REVOCABILITY OF PROXY

We are making this proxy statement available to all stockholders of record at the close of business on June 20, 2012 in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held at our executive offices, located at 91 Cabot Court, Hauppauge, New York 11788 on August 15, 2012 at 10:00 a.m., local time, or any postponement or adjournment thereof. The proxy and this proxy statement were first made available to stockholders on or about July 2, 2012.

All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the instructions specified in such proxies. Proxies so received without specified instructions will be voted FOR the nominees named in the proxy to our Board of Directors, FOR the approval of the Hauppauge Digital Inc. 2012 Performance and Equity Incentive Plan and FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2012.

Our Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the meeting or any nominee is not available for election, the persons named in the proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

The total number of shares of common stock outstanding and entitled to vote as of June 20, 2012 was 10,122,344.

Our shares of common stock are the only class of our securities entitled to vote on matters presented to stockholders, each share being entitled to one non-cumulative vote. A majority of the shares of common stock outstanding and entitled to vote as of June 20, 2012, or 5,061,173 shares of common stock, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on June 20, 2012 will be entitled to vote.

If your shares are held by a broker, bank, broker-dealer or similar organization, you are the beneficial owner of shares held in “street name”. If your shares are held in street name it is critical that you direct the organization holding your shares to vote the shares if you want your shares to be voted in the election of directors and the approval of the Hauppauge Digital Inc. 2012 Performance and Equity Incentive Plan (Proposals 1 and 2 of this Proxy Statement). If you beneficially own your shares in street name and you do not instruct your bank or broker how to vote in the election of directors and the approval of the Hauppauge Digital Inc. 2012 Performance and Equity Incentive Plan, no votes will be cast on your behalf with respect to such proposals. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3).

With regard to the election of directors (Proposal 1), votes may be cast in favor or withheld. Directors shall be elected by a plurality of the votes cast for such individuals (i.e., the four nominees who receive the most votes will be the nominees elected by the stockholders). Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals. Broker non-votes will have no effect on the election of directors (Proposal 1), which is by plurality vote.

With regard to the approval of the Hauppauge Digital Inc. 2012 Performance and Equity Incentive Plan (Proposal 2), you may vote “for,” “against” or “abstain”. This proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such proposal. Abstentions will therefore, in effect, be votes against the approval of the Hauppauge Digital Inc. 2012 Performance and Equity Incentive Plan (Proposal 2), as this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such proposal. Broker-Non-Votes will have no effect on the outcome of this proposal.

With regard to the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2012 (Proposal 3), you may vote “for,” “against” or “abstain”. This proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such proposal. Abstentions will therefore, in effect, be votes against the ratification of the appointment of the independent registered public accounting firm (Proposal 3), as this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such proposal.

Any stockholder of record giving a proxy (via the Internet, by Telephone or by mail) has the power to revoke or change it at any time before its exercise by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) via the Internet, by Telephone or by mail (until the applicable deadline for each method), (2) providing a written notice of revocation to us at 91 Cabot Court, Hauppauge, New York 11788, Attention: Corporate Secretary, prior to the shares being voted, or (3) attending the Annual Meeting and voting in person. However, attendance at the Annual Meeting will not, in and of itself, revoke a valid proxy that was previously delivered, and a stockholder of record who attends the Annual Meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so. If you beneficially own shares in street name, you must contact the broker, bank, broker-dealer or similar organization through which you beneficially own such shares to revoke or change any prior voting instructions.

The proxy is being solicited by our Board of Directors. We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares. Solicitations will be made primarily by Internet availability of proxy materials and by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, telecopier or e-mail without special compensation.

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A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose for a period of ten days prior to the meeting, at our offices located at 91 Cabot Court, Hauppauge, New York 11788, and also during the meeting for inspection by any stockholder who is present. To contact us, stockholders should call (631) 434-1600.

EXECUTIVE COMPENSATION

Summary Compensation Table for 2011 and 2010 Fiscal Years

The following table sets forth certain compensation information for each of the fiscal years ended September 30, 2011 and 2010 for our Chief Executive Officer and the two other most highly compensated executive officers:

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)		All Other Compen- sation ($)		Total ($)

Kenneth Plotkin	2011	$177,840	$-	$73,500	(1)(4)	$8,106	(2)	$259,446
President, Chairman of the Board, Chief Executive Officer, and Chief Operating Officer	2010	$172,386	$-	$-		$6,000	(2)	$178,386

Gerald Tucciarone	2011	$154,050	$-	$-		-		$154,050
Treasurer, Chief Financial Officer,
and Secretary	2010	$149,468	$-	$9,875	(1)(3)	-		$159,343

John Casey	2011	$152,100	$-	$-		-		$152,100
Vice President of Technology	2010	$147,576	$-	$9,875	(1)(3)	-		$157,451

(1)	Represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC-718 (SFAS No. 123R). See Note 1 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011 for a description of the assumptions used in that computation. The actual value realized with respect to option awards will depend on the difference between the market value of our common stock on the date the option is exercised and the exercise price.
(2)	Represents non-cash compensation in the form of the use of a car and related expenses and insurance premiums paid by us.

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(3)	12,500 options were granted on April 26, 2010 at an exercise price of $1.27 and a fair value price of $0.79. The options vest to the extent of 6,250 shares on April 26, 2011 and 6,250 shares on April 26, 2012 and expire on April 25, 2020.
(4)	50,000 options were granted on November 2, 2010 at an exercise price of $2.27 and a fair value price of $1.47. The options vest to the extent of 12,500 shares on November 2, 2011, 2012, 2013 and 2014 and expire on November 1, 2020.

Employment Contracts

As of January 10, 1998, following the expiration of a prior employment agreement with us, Kenneth Plotkin entered into a new employment agreement (the "1998 Employment Agreement") with us to serve in certain of our offices.  The 1998 Employment Agreement provides for a three-year term, which term automatically renews on an annual basis, unless otherwise terminated by the Board or the executive.  The 1998 Employment Agreement provides for an annual base salary of $125,000 during the first year, $150,000 during the second year, and $180,000 during the third year. For each Annual Period (as defined in the 1998 Employment Agreement) thereafter, the 1998 Employment Agreement provides that compensation shall be mutually agreed upon by the Company and the executive, said amount not to be less than that for the preceding Annual Period.

On January 21, 1998, pursuant to the 1998 Employment Agreement, (i) incentive stock options to acquire a total of 90,000 shares of our common stock were granted to Mr. Plotkin, exercisable, beginning on January 21, 1999, in increments of 33 1/3% per year at $2.544 per share, each such increment due to expire 5 years after becoming exercisable and (ii) non-qualified options to acquire a total of 60,000 shares of common stock were granted to Mr. Plotkin, exercisable immediately for a period of 10 years, which expired as of January 20, 2008.

The 1998 Employment Agreement provides for a bonus to be paid to Mr. Plotkin as follows: an amount equal to 2% of our earnings, excluding earnings that are not from operations and before reduction for interest and income taxes ("EBIT"), for each fiscal year commencing with the year ended September 30, 1998, provided that our EBIT for the applicable fiscal year exceeds 120% of the prior fiscal year's EBIT, and if not, then 1% of our EBIT.  The determination of EBIT shall be made in accordance with our audited filings with the Securities and Exchange Commission on our Form 10-K.

The 1998 Employment Agreement further provides for disability benefits, our obligation to pay the premiums on a term life insurance policy or policies in the amount of $500,000 on the life of Mr. Plotkin, owned by Mr. Plotkin or his spouse, or a trust for their respective benefit or for the benefit of their family, a car allowance of $500 per month, reasonable reimbursement for automobile expenses, and medical insurance as is standard for our executives.  Furthermore, the 1998 Employment Agreement provides that we may apply for, and own, life insurance on the life of Mr. Plotkin for our benefit, in such amount as the Board may from time to time determine; we shall pay these premiums as they become due on any such insurance policies; and all dividends and any cash value and proceeds on such insurance policies shall belong to us.

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OUTSTANDING EQUITY AWARDS AT 2011 FISCAL YEAR-END

The following table sets forth certain information concerning outstanding option awards held by our named executive officers as of the end of the fiscal year ended September 30, 2011:

OUTSTANDING EQUITY AWARDS AT 2011 FISCAL YEAR-END

OPTION AWARDS

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($) (1)	Option Expiration Date
Kenneth	10,000	-		$1.16	10/01/2011
Plotkin	10,000	-		$1.19	10/16/2012
	5,000	-		$3.32	8/09/2014
	160,000	40,000	(2)	$4.96	11/20/2016
	-	50,000	(3)	$2.27	11/01/2020

Gerald Tucciarone	10,000	-		$1.05	10/01/2011
	22,500	-		$1.08	10/16/2012
	20,000	-		$4.62	2/11/2015
	30,000	-		$7.45	1/22/2017
	4,000	4,000	(4)	$1.64	6/26/2018
	6,250	6,250	(5)	$1.27	4/25/2020

John Casey	10,000	-		$1.05	10/01/2011
	30,000	-		$1.08	10/16/2012
	20,000	-		$4.62	2/11/2015
	16,000			$7.45	1/22/2017
	8,000			$4.13	12/26/2017
	2,500	2,500	(6)	$1.64	6/26/2018
	6,250	6,250	(7)	$1.27	4/25/2020

(1)	Calculated using the closing price of our common stock on the date of the grant.

(2)	40,000 options vest to the extent of 40,000 shares on November 20, 2011.

(3)	50,000 options vest to the extent of 12,500 shares on November 2, 2011, 2012, 2013 and 2014.

(4)	4,000 options vest to the extent of 4,000 shares on June 26, 2012.

(5)	6,250 options vest to the extent of 6,250 shares on April 26, 2012.

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(6)	2,500 options vest to the extent of 2,500 shares on June 26, 2012.

(7)	6,250 options vest to the extent of 6,250 shares on April 26, 2012.

Termination of Employment and Change in Control Agreements

In the event of a termination of employment associated with a Change in Control of the Company, as defined in the 1998 Employment Agreement, a one-time bonus shall be paid to the executive equal to three times the amount of the executive's average annual compensation (including salary, bonus and benefits, paid or accrued) received by him for the thirty-six month period preceding the date of the Change in Control.

In the event of a Change in Control, as defined in our 1998 Incentive Stock Option Plan, options granted to the named executive officers pursuant to said plan shall become immediately vested and exercisable.  The 1998 Incentive Stock Option Plan further provides that options granted shall terminate if and when the optionee ceases to be our employee or the employee of one our subsidiaries, unless (1) the optionee shall die while in our employ or the employ of one of our subsidiaries, in which case, the options shall be exercisable, as and to the extent exercisable by such person or persons as shall have acquired the optionee's rights by will or the laws of descent and distribution, but not later than one year after the date of death and not after the expiration of the specific period fixed in the option grant or (2) the optionee shall become disabled (within the meaning of Section 105(d)(4) of the Internal Revenue  Code) while in our employ or the employ of one of our subsidiaries and such optionee's employment shall terminate by reason of such disability, in which case the options shall be exercisable, as and to the extent exercisable at the time of the termination of his employment, within such period as shall be set forth in the option grant, but only within one year after the termination of the optionee's employment and not after the expiration of the specific period fixed in the option grant as in effect at the time of the termination of his employment. In the event of a termination of employment associated with a Change in Control, as defined in the 2003 Performance and Equity Incentive Plan, options granted pursuant to said plan shall vest or be exercisable upon termination of an employee’s employment within 24 months from the date of the Change in Control, but only to the extent determined by the Board (or the Committee, as defined in such plan), unless the employee is terminated for Cause or the employee resigns his employment without Good Reason (as such terms are defined in the 2003 Performance and Equity Incentive Plan).

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DIRECTOR COMPENSATION FOR 2011 FISCAL YEAR

The following table sets forth compensation paid to our non-employee directors for the fiscal year ended September 30, 2011:

Name	Fees Earned or Paid in Cash	Option Awards	Stock Awards		All Other Compensation	Total

Bernard Herman	$26,100	$-	-	(1)	$-	$26,100
Christopher G. Payan	$20,250	$-	-	(2)	$-	$20,250
Seymour G. Siegel	$35,100	$-	-	(3)	$-	$35,100

During fiscal year 2011, each of Bernard Herman, Christopher G. Payan and Seymour G. Siegel, each a non-employee director, received an annual retainer of $18,000, paid in quarterly installments in advance, and $1,350 for every Board meeting that he attended in person. Additionally, the Chairman of the Audit Committee, Mr. Siegel, received an annual stipend of $9,000.

(1)	As of September 30, 2011, Mr. Herman held options to purchase 60,000 shares of the Company’s Common Stock and had awards of 8,994 shares of the Company’s Common Stock outstanding.
(2)	As of September 30, 2011, Mr. Payan held options to purchase 25,000 shares of the Company’s Common Stock. Mr. Payan was not nominated for re-election to the Board at the conclusion of his term which ended on August 11, 2011.
(3)	As of September 30, 2011, Mr. Siegel held options to purchase 55,000 shares of the Company’s Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

Security Ownership

The following table sets forth, to our knowledge based solely upon records available to us, certain information as of June 20, 2012 regarding the beneficial ownership of our shares of common stock by (i) each person who we believe to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each current director and nominee, (iii) each of the named executive officers, and (iv) all current executive officers and directors as a group.

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Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class

Kenneth Plotkin
91 Cabot Court
Hauppauge, N.Y. 11788	common stock	893,585	(1)(3)(4)	8.83%

Laura Aupperle
23 Sequoia Drive
Hauppauge, N.Y. 11788	common stock	545,892	(2)	5.39%

Dorothy Plotkin
91 Cabot Court
Hauppauge, N.Y. 11788	common stock	551,660	(1)(4)	5.45%

John Casey
91 Cabot Court
Hauppauge, N.Y. 11788	common stock	201,700	(5)	1.99%

Bernard Herman
91 Cabot Court
Hauppauge, N.Y. 11788	common stock	78,994	(6)	*

Gerald Tucciarone
91 Cabot Court
Hauppauge, N.Y. 11788	common stock	99,500	(7)	*

Adam M. Zeitsiff
91 Cabot Court
Hauppauge, N.Y.	common stock	10,000	(8)	*

Seymour G. Siegel
91 Cabot Court
Hauppauge, N.Y.	common stock	65,000	(9)	*

All executive officers and directors as a group (6 persons)	common stock	1,348,779	(1)(3)(4)(5)(6)(7)(8)(9)	13.32%

* Denotes less than 1% percent

(1)	Dorothy Plotkin, wife of Kenneth Plotkin, beneficially owns 551,660 shares of our common stock or 5.45% of the outstanding shares of common stock. Ownership of shares of our common stock by Mr. Plotkin does not include ownership of shares of our common stock by Mrs. Plotkin. Likewise, ownership of shares of our common stock by Mrs. Plotkin does not include ownership of shares of our common stock by Mr. Plotkin.

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(2)	To our knowledge, based upon Schedule 13G filed under the Securities Exchange Act of 1934, as amended, and other information that is publicly available, Laura Aupperle, the widow of Kenneth R. Aupperle, beneficially owns 545,892 shares of our common stock, or 5.39% of the outstanding shares of our common stock. Included in the 545,892 shares are 50,000 shares owned by the children of Mrs. Aupperle.

(3)	Includes 227,500 shares of our common stock issuable upon the exercise of incentive stock options which are currently exercisable or exercisable within 60 days. Does not include 42,500 shares of our common stock issuable upon the exercise of incentive stock options which are currently unexercisable or not exercisable within 60 days.

(4)	Does not include 18,000 shares of our common stock owned by the Plotkins' adult daughter. Does not include 4,000 shares of our common stock owned by the Plotkins' adult son. Each of Mr. and Mrs. Plotkin disclaim beneficial ownership of all such 22,000 shares of our common stock.

(5)	Includes 91,500 shares of our common stock issuable upon the exercise of incentive stock options which are currently exercisable or exercisable within 60 days. Does not include 8,000 shares of our common stock issuable upon the exercise of incentive stock options which are currently unexercisable or not exercisable within 60 days.

(6)	Includes 70,000 shares of our common stock issuable upon the exercise of non-qualified stock options which are currently exercisable or exercisable within 60 days and 5,000 shares of common stock issued in lieu of options on November 26, 2008.

(7)	Includes 93,000 shares of our common stock issuable upon the exercise of incentive stock options which are currently exercisable or exercisable within 60 days. Does not include 5,000 shares of our common stock issuable upon the exercise of incentive stock options which are currently unexercisable or not exercisable within 60 days.

(8)	Includes 10,000 shares of our common stock issuable upon the exercise of non-qualified stock options which are currently exercisable. Does not include 20,000 shares of our common stock issuable upon the exercise of non-qualified stock options which are currently unexercisable or not exercisable within 60 days.

(9)	Includes 65,000 shares of our common stock issuable upon the exercise of non-qualified stock options which are currently exercisable or exercisable within 60 days.

Securities Authorized for Issuance Under Equity Compensation Plans

Set forth in the table below is certain information regarding the number of shares of our common stock that may be issued under options, warrants and rights pursuant to all of our existing equity compensation plans as of September 30, 2011

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Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options and warrants	Weighted-average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by stockholders	1,382,692	$3.39	292,500
Equity compensation plans not approved by stockholders	-	$-	-
Total	1,382,692	$3.39	292,500

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We occupy a facility located at 91 Cabot Court, Hauppauge, New York 11788 for our executive offices and for the testing, storage and shipping of our products. Hauppauge Computer Works, Inc. leases the premises from Ladokk Realty LLC, a real estate limited liability company, which is principally owned by Kenneth Plotkin, our President, Chairman of the Board, Chief Executive Officer and Chief Operating Officer and the holder of approximately 8.53% of our shares of common stock as of September 30, 2011, Dorothy Plotkin, the wife of Kenneth Plotkin and the holder of approximately 5.45% of our shares of common stock as of September 30, 2011, and Laura Aupperle, the widow of Kenneth Aupperle, a founder and former President of the Company and the holder of approximately 6.78% of our shares of common stock as of September 30, 2011.

On August 25, 2011 we entered into a new five year lease, commencing September 1, 2011 and ending August 31, 2016. Under the prior lease we were paying annual rent of $337,656. In recognition of the current real estate market conditions we were able to obtain a rent reduction. The new lease calls for base rent of $250,000 in the first and second years of the lease; base rent of $257,500 in the third and fourth years of the lease and base rent of $265,225 for the fifth year of the lease. The rent is payable monthly on the first day of each month. The execution of the lease agreement was approved by our Board of Directors, following the recommendation of our Audit Committee. Under the lease we are obligated to pay real estate taxes, utilities, insurance and operating costs of maintaining and repairing the premises during the term of the lease.

We did not have any unpaid rent to this related party as of September 30, 2011.   Rent expense to related parties totaled approximately $322,497 and $329,979 for the fiscal years ended September 30, 2011 and 2010, respectively.

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PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Directors

Four (4) directors are to be elected at the Annual Meeting to serve until the next annual meeting of stockholders and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the proxies may be voted for such other candidate or candidates as may be nominated by the Board of Directors.

The following table sets forth the positions and offices presently held with us by each nominee, his age as of June 20, 2012 and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of each such nominee's election. The Board of Directors unanimously recommends a vote FOR all nominees.

Name	Age	Positions and Offices Held	Year Became Director
Kenneth Plotkin	60	Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer and Director	1994
Bernard Herman	85	Director	1996
Seymour G. Siegel	69	Director	2003
Adam M. Zeitsiff	38	Director	2011

Kenneth Plotkin is one of our co-founders and has served as our Chairman of the Board, Chief Executive Officer and one of our directors since our inception in 1994.  He has been our President and Chief Operating Officer since September 27, 2004 and has also served in such offices from March 14, 2001 until May 1, 2002.  Mr. Plotkin served as our Secretary until June 20, 2001 and Vice-President of Marketing from August 2, 1994 until October 16, 2005.  He holds a BS and an MS in Electrical Engineering from the State University of New York at Stony Brook. We believe that Mr. Plotkin’s past business experience in addition to holding the position of CEO since 1994 give him the qualifications and skills necessary to serve as one of our directors.

Bernard Herman has served as one of our directors since 1996. From 1979 to 1993, Mr. Herman was Chief Executive Officer of Okidata Corp. of Mount Laurel, New Jersey, a distributor of computer peripheral products.  Since then, he has served as a consultant with reference to computer products.  He is also an Arbitration Neutral for the American Arbitration Association and the National Association of Securities Dealers. We believe that Mr. Herman’s business experience, including as the former Chief Executive Officer of Okidata Corp., gives him the qualifications and skills necessary to serve as one of our directors.

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Seymour G. Siegel has served as one of our directors since May 16, 2003.  He is a Certified Public Accountant (inactive). Since April 2000 he has been a principal in the Business Consulting Group of Rothstein, Kass & Company, P.C., an accounting and consulting firm.  From 1974 to 1990 he was managing partner and founder of Siegel Rich and Co, P.C., CPAs, which merged into WeiserMazars LLC, where he was a senior partner. He formed Siegel Rich Inc. in 1994, which, in April, 2000, became a division of Rothstein, Kass & Company, P.C.  Mr. Siegel has been a director, trustee and officer of numerous businesses, philanthropic and civic organizations.  He has served as a director and member of the audit committees of Barpoint.com, Oak Hall Capital Fund, Prime Motor Inns Limited Partnership, Noise Cancellation Technologies Inc., Emerging Vision, Inc., and GreenHouse Holdings, Inc., all public companies.  He is currently a director and chairman of the audit committee of Air Industries Inc. We believe that Mr. Siegel’s business expertise and experience and his accounting background give him the qualifications and skills necessary to serve as one of our directors.

Adam M. Zeitsiff joined our Board of Directors on June 9, 2011. Since January 2006, Mr. Zeitsiff has served as the Chief Executive Officer of EZFacility, Inc., which is the lead brand within the Fitness, Sports and Leisure division of Jonas Software, Inc. He also serves as the Business Unit Manager for EZFacility, Inc. EZFacility provides cloud-based business management software and billing solutions in the fitness, sports and leisure industries. From May 2004 until January 2006 he was the Chief Executive Officer and Co-Founder of VCinema, an internet based downloadable video store service. From May 1995 to April 2004 he was the President, Chief Executive and Co-Founder of IVCi, LLC, a global provider of video conferencing, audio-visual and IP video networking solutions. Mr. Zeitsiff also serves as a Director of the Long Island Elite, a 501(c)(3) charity focused on raising funds and awareness for lesser-known charities across Long Island. We believe that Mr. Zeitsiff’s business experience in starting, running and growing technology-oriented companies gives him the qualifications and skills necessary to serve as one of our directors.

Family Relationship

There is no family relationship among any of our executive officers and directors.

Term of Office

Each director will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his/her earlier resignation, removal or death. Each executive officer will hold office until the next regular meeting of the Board of Directors following the next annual meeting of stockholders and until his or her successor is elected or appointed and qualified or until his or her earlier death, resignation or removal from office.

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Board Committees

Audit Committee

The Audit Committee of the Board of Directors is responsible for (i) the appointment, compensation, retention and oversight of the work of the independent registered public accountants, (ii) reviewing our financial statements with management and the independent registered public accountants, (iii) making an appraisal of our audit effort and the effectiveness of our financial policies and practices and (iv) consulting with management and our independent registered public accountants with regard to the adequacy of internal accounting controls. From October 1, 2010 to August 11, 2011, the members of the Audit Committee were Messrs. Herman, Siegel and Christopher G. Payan. Mr. Payan was not nominated for re-election at the end of his term, which expired on August 11, 2011. On September 13, 2011, Adam M. Zeitsiff became a member of the Audit Committee, such that the members of the Audit Committee were Messrs. Herman, Siegel and Zeitsiff. The members of the Audit Committee currently are Messrs. Herman, Siegel and Zeitsiff. Our Board of Directors has determined that we have an "audit committee financial expert" (as defined by Item 407(d)(5) of Regulation S-K as promulgated by the Securities and Exchange Commission) serving on our Audit Committee. Our audit committee financial expert is Seymour G. Siegel. The directors who serve on the Audit Committee are "independent" directors based on the definition of independence in the listing rules of The Nasdaq Stock Market. Our Board of Directors has adopted a written charter for the Audit Committee.  A copy of the charter is available on our website, www.hauppauge.com.

Nominating Committee

The purpose of the Nominating Committee of the Board of Directors is to assist the Board of Directors in identifying and recruiting qualified individuals to become Board members and select director nominees to be presented for Board and/or stockholder approval. From October 1, 2010 to August 11, 2011, the members of the Nominating Committee were Messrs. Herman, Siegel and Payan. Mr. Payan was not nominated for re-election at the end of his term, which expired on August 11, 2011. On September 13, 2011, Mr. Zeitsiff became a member of the Nominating Committee, such that the members of the Nominating Committee were Messrs. Herman, Siegel and Zeitsiff. The members of the Nominating Committee currently are Messrs. Herman, Siegel and Zeitsiff. Our Board of Directors has adopted a written charter for the Nominating Committee.  A copy of the charter is available on our website, www.hauppauge.com. While the Nominating Committee does not have a formal policy on diversity for members of the Board of Directors, the Nominating Committee considers diversity of background, experience and qualifications in evaluating prospective Board members.   The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations are provided in accordance with the procedures set forth in the section entitled “Stockholder Proposals - Stockholder Nominees” below. At this time, no additional specific procedures or process to identify and evaluate nominees for director, nor any minimum criteria for consideration of a proposed candidate for nomination to the Board, have been adopted.

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for providing assistance to the Board of Directors in discharging the Board of Directors' responsibilities relating to management organization, performance, compensation and succession, including considering and authorizing the compensation philosophy for the Company's personnel; making recommendations to the Board of Directors with respect to the Company's employee benefit plans; administering the Company's incentive, deferred compensation and equity based plans; reviewing and approving corporate goals and objectives relevant to chief executive officer and senior management compensation, evaluating chief executive officer and senior management performance in light of those goals and objectives and, either as a committee or together with other independent directors (as directed by the Board of Directors), determining and approving chief executive officer and senior management compensation based on this evaluation; and annually reviewing and approving perquisites for the chief executive officer and senior management.

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From October 1, 2010 to August 11, 2011, the members of the Compensation Committee were Messrs. Herman, Siegel and Payan. Mr. Payan was not nominated for re-election at the end of his term, which expired on August 11, 2011. On September 13, 2011, Mr. Zeitsiff became a member of the Compensation Committee, such that the members of the Compensation Committee were Messrs. Herman, Siegel and Zeitsiff. The members of the Compensation Committee currently are Messrs. Herman, Siegel and Zeitsiff. Our Board of Directors has adopted a written charter for the Compensation Committee.  A copy of the charter is available on our website, www.hauppauge.com.

The Compensation Committee may form and delegate authority to subcommittees consisting of one or more members of the Compensation Committee.  Our Chief Executive Officer assists the Compensation Committee from time to time by advising on a variety of compensation matters, such as assisting the Compensation Committee in determining appropriate salaries and bonuses for our executive officers and compensation for our directors.  The Compensation Committee has the authority to retain and terminate advisors to assist in discharging its duties, including the authority to approve such advisors' fees and retention terms.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board of Directors our risks and the manner in which we manage or mitigate such risks. While our Board of Directors has the ultimate responsibility for our risk oversight, our Board of Directors works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures and our Compensation Committee strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives.

Since 1995, Kenneth Plotkin has served as our Chief Executive Officer and Chairman of the Board.  We do not currently have a lead independent director.  At this time, our Board believes that Mr. Plotkin’s combined role as Chief Executive Officer and Chairman of our Board enables us to benefit from Mr. Plotkin’s significant institutional and industry knowledge and experience, while at the same time promoting unified leadership and direction for our Board and executive management without duplication of effort and cost.  Given our history, position, Board composition and the relatively small size of our company and management team, at this time our Board believes that we and our stockholders are best served by our current leadership structure. The Board's role in our risk oversight is consistent with our leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing our risk exposure, and the Board and its committees providing oversight in connection with those efforts.

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Audit Committee Report

The Audit Committee has met with management to review and discuss the audited financial statements for the fiscal year ended September 30, 2011. In addition, the Audit Committee has discussed with its independent registered public accountants the matters required to be discussed pursuant to Statement of Auditing Standards (SAS) No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380) (Communication With Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from its independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence. It has also discussed with its independent registered public accountant the independent registered public accountant’s independence.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Bernard Herman

Seymour G. Siegel

Adam M. Zeitsiff

The forgoing Audit Committee Report shall not be deemed to be incorporated by reference into any of our previous or future filings with the Securities and Exchange Commission, except as otherwise explicitly specified by us in any such filing.

Communication with the Board of Directors

Any stockholder who wishes to communicate with our Board of Directors or a particular director about bona fide issues or questions about the Company should send the correspondence addressed to such directors or director in care of the Chairman of the Audit Committee, Hauppauge Digital Inc., 91 Cabot Court, Hauppauge, New York 11788.  Any such communication so addressed will be forwarded by the Chairman of the Audit Committee to the members or a particular member of the Board of Directors.

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Directors' Attendance at Annual Meetings of Stockholders

It is the policy of our Board of Directors to expect that all directors attend annual meetings of stockholders except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance by the director with the Chairman of the Board. The four directors who were nominated for election to the Board of Directors attended our last annual meeting of stockholders on August 11, 2011.

Meetings

The Board held 8 meetings during the fiscal year ended September 30, 2011. The Audit Committee met 4 times during the fiscal year ended September 30, 2011. The Compensation Committee met 2 times during the fiscal year ended September 30, 2011. The Nominating Committee met 1 time during the fiscal year ended September 30, 2011. No Director attended fewer than 75 percent of the aggregate of (i) the total number of meetings held by the Board during the fiscal year ended September 30, 2011 and (ii) the total number of meetings held by all of the committees of the Board on which he served during the fiscal year ended September 30, 2011.

Director Independence

Board of Directors

Our Board of Directors is currently comprised of Messrs. Kenneth Plotkin, Bernard Herman, Adam M. Zeitsiff, and Seymour G. Siegel.  Each of Messrs. Herman, Zeitsiff and Siegel is currently an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The Nasdaq Stock Market. Christopher G. Payan served as a director until his term ended on August 11, 2011. Mr. Payan was not nominated for re-election to our Board of Directors at the conclusion of his term. Throughout the period during our 2011 fiscal year that Mr. Payan served as a director, he was an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The Nasdaq Stock Market.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”), requires that reports of beneficial ownership of capital stock and changes in such ownership be filed with the Securities and Exchange Commission by Section 16 “reporting persons,” including directors, certain officers, holders of more than 10% of the outstanding common stock and certain trusts of which reporting persons are trustees and that copies of such reports be furnished to us.

To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 furnished to us and written representations from such persons that no other reports were required, our officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended September 30, 2011.

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PROPOSAL 2: APPROVAL OF THE HAUPPAUGE DIGITAL INC. 2012 PERFORMANCE AND EQUITY INCENTIVE PLAN

We are seeking stockholder approval of the Hauppauge Digital Inc. 2012 Performance and Equity Incentive Plan (the “2012 Plan”) which the Board adopted on May 17, 2012, subject to stockholder approval. The purpose of the 2012 Plan is to provide equity ownership opportunities and performance based incentives to attract and retain the services of Eligible Participants who are key employees, Directors and non-employee consultants of the Company and its Subsidiaries, so as to motivate such individuals to put forth maximum efforts on behalf of the Company, to promote the success of the Company’s business.

The following summary provides a description of the significant provisions of the 2012 Plan. However, such summary is qualified in its entirety by reference to the full text of the 2012 Plan which is attached as Appendix A-1 to this Proxy Statement and which stockholders are urged to read. Capitalized terms, unless indicated to the contrary, are as defined in the 2012 Plan.

Shares Reserved for Distribution Pursuant to Awards Under the 2012 Plan

The number of shares of our common stock reserved for distribution pursuant to Awards under the 2012 Plan is 1,000,000. The number of shares is subject to adjustment in the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split (including reverse stock splits) or other changes in corporate structure affecting the common stock. All of the common stock which may be awarded under the 2012 Plan may be subject to delivery through Incentive Stock Options. No Award may be granted under the 2012 Plan after May 16, 2022. An Award means an award of a Stock Option, Stock Appreciation Right, Restricted Stock, Performance Award, Other Stock Award or other award or benefit as provided in the 2012 Plan.

Administration

The 2012 Plan is administered by one or more different Committees with respect to the different groups of Eligible Participants to the extent desirable to qualify Awards in accordance with the requirements of Applicable Laws. A Committee consists of (i) the Board or (ii) a Committee of two or more outside directors or non-employee directors, as provided in the 2012 Plan.

The Board may amend, suspend or discontinue the 2012 Plan or any portion thereof at any time, but no amendment, suspension or discontinuation shall be made which would impair the right of any Holder of an Award without such person’s consent. Stockholder approval is required to increase the number of shares reserved for the purposes of the 2012 Plan above the number expressly provided in the 2012 Plan, decrease the price of any Stock Option to less than the Fair Market Value on the date of grant, change the class of employees eligible to participate in the 2012 Plan or extend maximum option periods under the 2012 Plan. Subject to the foregoing, the Board has the authority to amend the 2012 Plan to take into account changes in law and tax and accounting rules. However only the Committee shall have the authority to make any such change in the 2012 Plan or any Award intended to comply with the provisions of Section 162 (m) of the Code. The Board may institute loan programs to assist participants who are not Directors or Executive Officers of the Company or a Subsidiary in financing the exercise of options through full recourse interest bearing notes not to exceed the cash consideration payable plus all applicable taxes in connection with the acquisition of shares.

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Nature of Options

Stock Options granted under the 2012 Plan may be of two types, those intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (“Incentive Stock Options”) and those not so intended to qualify (“Non-Qualified Stock Options”). To the extent that a Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Non-employee Directors and non-employee consultants may only be granted Non-Qualified Stock Options. An Incentive Stock Option may be granted only to Eligible Participants who are employees of the Company or a Subsidiary at the time of the Award. A change in status of the grantee of an Incentive Stock Option to a non-employee consultant will cause the Incentive Stock Option to be treated as a Non-Qualified Stock Option.

The Committee may condition the grant and vesting of Stock Options subject to continued employment or service with the Company, as the case may be and/or passage of time, Such Stock Options may be further conditioned upon the attainment of specified Performance Goals (as may be adjusted pursuant to the 2012 Plan) and the level of achievement against such Performance Goals as deemed appropriate by the Committee, or such other factors or criteria as the Committee shall determine in its sole discretion.

Option Price and Duration of Options

Incentive Stock Options granted under the 2012 Plan shall be exercisable at Fair Market Value at the date of grant which is generally the closing price of a share of common stock as of such date, or such higher price as shall be determined by the Committee. Incentive Stock Options shall be exercisable no more than 10 years after the date of grant. Non-Qualified Stock Options shall be exercisable at the Fair Market Value of the common stock on the award date and shall be exercisable no more than 10 years and 1 month from the date of grant. Stock Options are exercisable at such times and under such terms and conditions as shall be determined by the Committee. If Incentive Stock Options are granted to any owner of 10% or more of the combined voting power of the Company, the exercise price shall be at least 110% of the Fair Market Value on the date of grant, and the option must state that it is not exercisable after the expiration of 5 years from the date of grant. To the extent that the aggregate Fair Market Value (determined at the time the option is granted) of common stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such options will not be Incentive Stock Options. An Optionee who sells or otherwise disposes of any shares of common stock acquired under an Incentive Stock Option within two years of the grant of such Incentive Stock Option, or within one year of the issuance of such shares of common stock must send written notice to the Company of such sale or disposition.

Reload Options

The Committee may grant options with a reload feature. A reload feature shall only apply when the option price is paid by delivery of common stock held by the optionee for at least 12 months. The agreement for options containing the reload feature shall provide that the option holder shall receive, contemporaneously with the payment of the option price in common stock, a Reload Option to purchase, to the extent authorized by the Committee, (a) the number of shares of common stock equal to the number of shares of common stock used to exercise the option, and (b) the number of shares of common stock used to satisfy any tax withholding requirement incident to the underlying Stock Option. The exercise price of the Reload Option shall be equal to the Fair Market Value of the common stock on the date of grant of the Reload Option and each Reload Option shall be fully exercisable six months from the effective date of the grant of such Reload Option. The term of the Reload Option shall be equal to the remaining term of the option which gave rise to the Reload Option. No additional Reload Options shall be granted to Optionees when Stock Options are exercised following the termination of the Optionee’s employment. Notwithstanding the fact that the underlying option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an Incentive Stock Option.

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Stock Appreciation Rights

Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the 2012 Plan or independent of a Stock Option grant. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee. Upon the exercise of a Stock Appreciation Right, a holder shall be entitled to receive an amount in cash, common stock, or both, equal in value to the excess of the Fair Market Value over the exercise price per share of common stock. In general, the exercise price shall be the Fair Market Value of the common stock on the award date.

The Committee may condition the grant and vesting of Stock Appreciation Rights subject to continued employment or service with the Company, as the case may be and/or passage of time. Such Stock Appreciation Rights may be further conditioned upon the attainment of specified Performance Goals (as may be adjusted pursuant to the 2012 Plan) and level of achievement against such Performance Goals as deemed appropriate by the Committee or such other factors or criteria as the Committee shall determine in its sole discretion.

Restricted Stock

Shares of Restricted Stock may also be issued either alone or in addition to other Awards granted under the 2012 Plan. The Committee shall determine the Eligible Participants to whom, and the time or times at which grants of, Restricted Stock will be made, the number of shares to be awarded, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the award.

The Committee may condition the grant and vesting of Restricted Stock subject to continued employment or service with the Company, passage of time and/or upon the attainment of specified Performance Goals, as may be adjusted pursuant to the Plan, and level of achievement against such Performance Goals as deemed appropriate by the Committee, or such other factors or criteria as the Committee shall determine in its sole discretion.

Performance Awards and Other Stock Awards

Performance Awards may be awarded to Eligible Participants as a Performance Stock Award and as a Performance Cash Award. A Performance Stock Award is a Stock Award that may vest or be exercised contingent upon the attainment during a Performance Period (a period of time selected by the Committee for the attainment of one or more Performance Goals) of Performance Goals (specified goals to be achieved with respect to the Company or one or more of its units, divisions, affiliates or business segments in absolute terms or comparable to other companies and based upon Performance Criteria as set forth in the 2012 Plan). Performance Goals are to be based upon Performance Criteria which are measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, pre-or post tax basis, on an aggregate or per share basis, or compared to previous years' results or to a designated comparison group, in each case as specified by the Committee in the Award. Performance Criteria, as defined in the 2012 Plan, include, but are not limited to, the following, either individually, alternatively or in any combination: brand recognition/acceptance, cash flow, contribution to profitability, cost control, customer satisfaction, development of products, earnings per share, employee satisfaction, income or net income, margins, new product innovation, product cost reduction, quality, return on capital, sales, safety, total shareholder return and working capital. The maximum number of shares of common stock that may be granted to an Eligible Participant in a calendar year shall not exceed 100,000 shares of common stock. Likewise a Performance Cash Award that may be granted is a cash award that is also contingent upon the attainment during a Performance Period of Performance Goals. The maximum amount that may be paid to an Eligible Participant in any calendar year shall not exceed $100,000.

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Other Stock Awards valued in whole or in part by reference to, or otherwise based on, common stock, including the appreciation in value thereof (e.g. options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the common stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under the Plan. Subject to the provisions of the 2012 Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of common stock (or cash equivalent) to be granted pursuant to Other Stock Awards and all other terms and conditions of such Other Stock Awards.

Effect of Change in Control on Award Under the 2012 Plan

Upon a Change in Control as defined in the 2012 Plan, but only to the extent determined by the Committee, Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Other Stock Awards and Performance Awards (each, an “Award”) will vest, provided that no Award granted to an employee of the Company shall vest or be exercisable unless the employee’s employment is terminated within 24 months from the date of the Change in Control, but such Award will not vest if the employee is terminated for Cause, as defined in the 2012 Plan or if the employee resigns his employment without Good Reason, as defined in the 2012 Plan. Otherwise, the Award shall not vest and be exercisable upon a Change in Control, unless otherwise determined. The employee shall have 30 days from after his employment is terminated due to a Change in Control to exercise all unexercised Awards. However, in the event of the death or disability of the employee, all unexercised Awards must be exercised within twelve (12) months after the death or disability of the employee.

Eligibility

The Company estimates that approximately 145 employees and executive officers and 3 non-employee Directors are eligible at the present time to participate in the 2012 Plan. No Awards to date have been granted nor has any common stock been issued under the 2012 Plan.

Federal Income Tax Consequences

Options granted under the 2012 Plan may be either Incentive Stock Options which satisfy the requirements of Section 422 of the Internal Revenue Code or Non-Qualified Stock Options which do not meet such requirements. The Federal income tax treatment for the two types of options are as follows:

No income is realized by an employee upon granting of an Incentive Stock Option. If a company’s stock upon the exercise of the option is delivered in a qualifying transfer, no income will be realized by the employee. A transfer will be a qualifying transfer if both of the following requirements are satisfied:

1.           Holding Period Requirement: No disposition of the stock may be made by the employee within two years of the date the option was granted, nor within one year of the date the stock was issued pursuant to the option exercise.

2.           Employment Requirement: The Optionee must be employed as an employee at all times from the date the option was granted until three months before the date of exercise of the option.

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If an employee becomes permanently and totally disabled, the 3 month employment period is extended to 12 months. In the case of death of an employee, the employment and holding requirements are waived.

The term “wages” for purposes of the FICA and FUTA taxes excludes remuneration received on account of (1) the receipt of a share of stock by any individual pursuant to the exercise of an Incentive Stock Option; or (2) any disposition by the individual of such stock.

In general, for purposes of the alternative minimum tax, the excess of the fair market value of the stock on the date of exercise of the option over the exercise price will be added to the alternative minimum taxable income in the year the option is exercised.

Upon a qualifying disposition of the shares, the Optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then, in general, the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the Optionee. However, if the net proceeds of the disposition are less than that at the time of the exercise of the option, then only the net proceeds at the time of the disposition, if any, will be taxable as ordinary income to the Optionee. Any additional gain or loss recognized upon the disposition will be taxable as capital gain or loss.

If the Optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year on which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the Optionee’s disposition of the purchased shares.

Non-Qualified Stock Options. No taxable income is recognized by an Optionee upon the grant of a Non-Qualified Stock Option which is required to be at fair market value at the date of the grant of the Award. The Optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date (generally its traded priced) over the exercise price paid for the shares. The Optionee will be required to satisfy the tax withholding requirements applicable to such income. In general, the Company will be entitled to an income tax deduction equal to the amount of ordinary income realized by the Holder.

Stock Appreciation Rights. No taxable income is recognized upon the receipt of a Stock Appreciation Right which is required to be at Fair Market Value at the date of the grant of the Award. The Holder will recognize ordinary income, in the year in which the right is exercised, equal to the excess of the fair market value of the underlying Common Shares on the exercise date over the base price in effect for the exercised right, and the Holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Holder in connection with the exercise of the Stock Appreciation Right. The deduction will be allowed for the taxable year of the Company in which such ordinary income is recognized.

Restricted Stock. In general, the tax implications of Restricted Stock are governed by Section 83 of the Code. Section 83 restricted stock generally does not constitute taxable income to the service recipient at the time it is granted (unless at the time of the grant it is “substantially vested”). A recipient of a Restricted Stock Award must include the fair market value of that stock in his or her income in the year the stock becomes “substantially vested”. The amount the recipient paid for the Restricted Stock, if any, must be subtracted from this amount. Restricted Stock becomes substantially vested in the year in which the stock becomes transferable or the stock is no longer subject to a Section 83 substantial risk of forfeiture.

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The Company has a corresponding deduction in the same amount and at the same time as the ordinary income recognized by the service recipient. Compensation paid in the form of Restricted Stock to an employee normally triggers the receipt of wages for the purpose of employment tax and withholding provisions of income generated under Section 83(a) of the Code.

Performance Awards and Other Stock Awards. Performance Awards will be contingent on the attainment by the Company of Performance Goals. Such grant, which by its terms will be contingent upon the attainment of a specified future financial goal, is generally not taxable to the recipient, even if the financial goal (such as earnings) is met prior to the award date. The Performance Goals will not be considered met until the Performance Period actually ends since, conceivably, the goals may fail to be realized because of subsequent events. When the amount under the Performance Award is both earned and paid or made available to the participant, it will be treated as ordinary income. A corporate deduction is available at the end of the year corresponding with the year of the participant’s inclusion of the award.

General

The foregoing is only a summary of the effect of Federal Income Tax consequences upon Optionees and the Company with respect to grants and exercises under the 2012 Plan. It does not purport to be complete and does not discuss the tax consequences of the Optionee’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the Optionee may reside. Further, the foregoing is based upon current Federal Income Tax Rules and therefore is subject to change when these rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult with his or her own tax adviser regarding the federal, state, and local tax consequences of the grant or exercise of an Award or the disposition of common stock acquired as the result of an Award.

Equity Compensation Plan Information

No awards have been issued as of June 20, 2012 under the 2012 Plan. See Equity Compensation Plan Information in the “Securities Authorized for Issuance Under Equity Compensation Plans” section of this proxy statement as to information regarding the number of shares of our common stock that may be issued under options, warrants and rights under all of the Company’s existing equity compensation plans as of September 30, 2011.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE ON THIS PROPOSAL AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THE HAUPPAUGE DIGITAL INC. 2012 PERFORMANCE AND EQUITY INCENTIVE PLAN. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE HAUPPAUGE DIGITAL INC. 2012 PERFORMANCE AND EQUITY INCENTIVE PLAN.

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2012

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BDO USA, LLP (“BDO”) was named as our independent registered public accounting firm effective August 10, 1995 and was selected as our independent registered public accounting firm with respect to the fiscal years ended September 30, 2012 and September 30, 2011, respectively. Although ratification by stockholders is not required by the Company’s organizational documents or other applicable law, our Board of Directors has determined that requesting ratification by stockholders of the appointment of BDO as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012 is a matter of good corporate practice. If stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain BDO, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting is required to ratify the appointment of BDO.

Representatives of BDO are expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of BDO as the Company’s independent registered public accountants for the fiscal year ending September 30, 2012. Unless marked to the contrary, proxies received from stockholders will be voted in favor of ratifying the appointment of BDO as the Company’s independent registered public accountants for the fiscal year ending September 30, 2012.

The following is a summary of the fees billed to us by BDO for professional services rendered for the fiscal years ended September 30, 2011 and September 30, 2010, respectively:

Fee Category	Fiscal 2011 Fees	Fiscal 2010 Fees
Audit Fees (1)	$177,000	$181,000
Audit-Related Fees	$-	$-
Tax Fees (3)	$34,000	$18,000
All Other Fees	-	-
Total Fees	$211,000	$199,000

(1)	Audit Fees consist of aggregate fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings (including Form S-8) or engagements for the fiscal years ended September 30, 2011 and September 30, 2010, respectively.

(3)	Tax fees consist of aggregate fees billed for tax compliance and tax preparation for our federal and state tax filings. These fees are related to the preparation of our federal and state tax returns.

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The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountants and approves in advance any services to be performed by the independent registered public accountants, whether audit-related or not.  The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent registered public accountants.  All of the fees shown above were pre-approved by the Audit Committee.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE ON THIS PROPOSAL AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE APPOINTMENT OF BDO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2012

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at our next annual meeting of stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received by our Secretary at our principal executive offices by March 4, 2013 for inclusion in our proxy statement and form of proxy relating to such meeting. We intend, however, to hold our next annual meeting of stockholders earlier in 2013 than in 2012.  Accordingly, we suggest that stockholder proposals intended to be presented at the next annual meeting of stockholders be submitted well in advance of January 28, 2013, the earliest date upon which we anticipate the proxy statement and form of proxy relating to such meeting will be released to stockholders.

The following requirements with respect to stockholder proposals and stockholder nominees to the Board of Directors are included in our Amended and Restated By-Laws.

1.            Stockholder Proposals. For a proposal to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof to our Secretary. To be timely, such proposals must be received by our Secretary at our principal executive offices on a date which is not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the proxy statement for the prior year's annual meeting of stockholders. If during the prior year we did not hold an annual meeting, or if the date of the meeting for which a stockholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then such notice must be received a reasonable time before we mail the proxy statement for the current year. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before the annual meeting certain information regarding the proposal, including (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting; (b) the name and address of such stockholder proposing such business; (c) the class and number of our shares which are beneficially owned by such stockholder; and (d) any material interest of such stockholder in such business. No business proposed by a stockholder shall be conducted at an annual meeting except in accordance with these procedures. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in the proxy statement.

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2.            Stockholder Nominees. In order for persons nominated to the Board of Directors, other than those persons nominated by or at the direction of the Board of Directors, to be qualified for election to the Board of Directors, such nomination must be made pursuant to timely notice in writing to our Secretary. To be timely, a stockholder's notice must be received at our principal executive offices not less than 60 days nor more than 90 days prior to the meeting; provided, however, that, in the event that less than 70 days' notice of the date of the meeting is given to stockholders and public disclosure of the meeting date, pursuant to a press release, is either not made or is made less than 70 days prior to the meeting date, then notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the earlier of (a) the day on which such notice of the date of the meeting was mailed to stockholders or (b) the day on which such public disclosure was made. The stockholder filing the notice of nomination must describe various matters, including such information as (x) the name, age, business and residence addresses, occupation or employment and shares held by the nominee; (y) any other information relating to such nominee required to be disclosed in a proxy statement; and (z) the name, address and shares held by the stockholder.

Any notice given pursuant to the foregoing requirements must be sent to our Secretary at 91 Cabot Court, Hauppauge, New York 11788. The foregoing is only a summary of the provisions of our Amended and Restated By-Laws that relate to stockholder proposals and stockholder nominations for director. Any stockholder desiring a copy of our Amended and Restated By-Laws will be furnished one without charge upon receipt of a written request therefor.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than those listed as Proposal 1, Proposal 2 and Proposal 3 in the notice. However, your proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

This proxy statement is accompanied by a copy of our Annual Report for the fiscal year ended September 30, 2011.

COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2011, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: HAUPPAUGE DIGITAL INC., 91 CABOT COURT, HAUPPAUGE, NEW YORK 11788, ATTENTION: CORPORATE SECRETARY.

By Order of the Hauppauge Digital Inc.
Board of Directors

Gerald Tucciarone
Secretary

Hauppauge, New York

July 2, 2012

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APPENDIX A-1

HAUPPAUGE DIGITAL INC.

2012 PERFORMANCE AND EQUITY INCENTIVE PLAN

ARTICLE 1

NAME AND PURPOSE

1.1                   Name The name of this Plan is the “Hauppauge Digital Inc. 2012 Performance and Equity Incentive Plan”.

1.2                   Purpose The purpose of the Plan is to enhance the profitability and value of the Company for the benefit of its shareholders by providing equity ownership opportunities and performance based incentives to attract and retain the services of key employees, Directors and non-employee consultants of the Company and its Subsidiaries, motivate such individuals to put forth maximum efforts on behalf of the Company, and promote the success of the Company’s business.

Awards granted under the Plan may be structured, in the discretion of the Committee, to qualify for preferential tax treatment afforded by jurisdictions in which Awards are granted.

ARTICLE II

DEFINITION OF TERMS AND RULES OF CONSTRUCTION

2.1                   General Definitions The following words and phrases when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

(a)	“Applicable Laws” means the requirements relating to the administration of stock plans under applicable U.S. federal and state corporate laws, securities laws, the Code, any stock exchange or quotation system on which the Stock is listed or quoted and the applicable laws of any jurisdiction where Awards are, or will be, granted under the Plan.

(b)	“Affiliate” means at the time of determination any “Parent” or “Subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act of 1933, as amended. The Committee shall have the authority to determine the time or times at which “Parent” or “Subsidiary” status is determined within the foregoing definition.

(c)	“Award” means any award of a Stock Option, Stock Appreciation Right, Restricted Stock, Performance Award, or Other Stock Award or other award or benefit awarded under the Plan.

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(d)	“Award Agreement” means a written agreement between the Company and an Eligible Participant evidencing the terms and conditions of an Award.

(e)	“Board” means the Board of Directors of the Company.

(f)	“Cause” means the failure of an Eligible Participant to properly perform his or her duties and obligations on behalf of the Company, as reasonably determined by the Committee in its sole discretion or as provided in the Award Agreement making the grant. A violation by an Eligible Participant of any confidentiality, non-competition, non-solicitation or non-disparagement covenants imposed on such Eligible Participant under a separate agreement between such Eligible Participant, on the one hand, and the Company, Subsidiary or their respective successors, on the other hand, shall constitute “Cause” for purposes of the Plan and any Award granted hereunder. Any determination of “Cause” by the Committee and approved by the Board shall be final, conclusive and binding on all interested parties.

(g)	“Change in Control” and “Change in Control Price” have the meanings set forth in Sections 10.2 and 10.3, respectively.

(h)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)	“Commission” means the Securities and Exchange Commission or any successor agency.

(j)	“Committee” means the Committee referred to in Section 4.1, or the Board.

(k)	“Company” means Hauppauge Digital Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

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(l)	“Continuous Service” means that the Eligible Participant’s service with the Company or an Affiliate, whether as an employee, Director or consultant, is not interrupted or terminated. A change in the capacity in which the Eligible Participant renders service to the Company or an Affiliate as an employee, consultant or Director or a change in the entity for which the Eligible Participant renders such service, provided that there is no interruption or termination of the participant’s service with the Company or an Affiliate, shall not terminate an Eligible Participant’s Continuous Service; provided, however, if the entity for which an Eligible Participant is rendering services ceases to qualify as an Affiliate, as determined by the Committee, in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such entity ceases to qualify as an Affiliate. To the extent permitted by law, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Committee or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Eligible Participant or as otherwise required by law.

(m)	“Director” means (i) any director of the Company or a Subsidiary, (ii) any person performing similar functions with respect to the Company or a Subsidiary, or (iii) any person designated as a “director” under Section 3 of the Exchange Act, and the rules and regulations promulgated thereunder.

(n)	“Disability” means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

(o)	“Early Retirement” means retirement, with the consent, for purposes of the Plan, of the Committee or such officer of the Company as may be designated from time to time by the Committee, from active employment with the Company or a Subsidiary prior to Normal Retirement.

(p)	“Eligible Participant(s)” or participant means the individual(s) referred to in Section 5.1.

(q)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r)	“Executive Officer” means (i) the Company’s or a Subsidiary’s president, (ii) any vice president of the Company or a Subsidiary in charge of a principal business unit, division or function (such as sales, administration or finance), (iii) any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company or a Subsidiary, or (iv) any person designated as an “executive officer” under Rule 3b-7 of Section 3 of the Exchange Act, and the rules and regulations promulgated thereunder.

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(s)	“Fair Market Value” means the closing price of a share of Stock, as of the date of the grant of the Award, and as otherwise provided in the Plan, on any exchange or in the over-the-counter market on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred), or if no such reported sales prices are available, the fair market value of the Stock as established by a good faith determination of the Committee.

(t)	“Good Reason” means the assignment to an employee of duties inconsistent with his or her duties prior to the occurrence of a Change in Control of the Company, or any other action (but not a change in title) that results in a diminution of the employee’s duties or responsibilities, other than an isolated, insubstantial or inadvertent action which is remedied by the Company.

(u)	“Holder” means an Optionee or a Transferee, as defined in Section 2.1 (y) and (tt), respectively and shall include any person to whom a Stock Option has been transferred by will or the laws of descent and distribution.

(v)	“Incentive Stock Option” means any Stock Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(w)	“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(x)	“Normal Retirement” means retirement from active employment with the Company or a Subsidiary at or after the retirement age determined by the Board.

(y)	“Optionee” means a person who is granted a Stock Option under Article VI.

(z)	“Other Stock Award” means an award based in whole or in part by reference to the stock which is granted pursuant to the terms and conditions of Section 9.4.

(aa)	“Performance Awards” means a Performance Award granted under the terms and conditions of Sections 9.1 and 9.2.

(bb)	“Performance Cash Award” means an award of cash granted under the terms and conditions of Section 9.2.

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(cc)	“Performance Criteria” means any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, pre- or post-tax basis, on an aggregate or per share basis, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award:
•	assets,
•	brand recognition/acceptance,
•	capital,
•	cash flow,
•	cash flow return on investment,
•	contribution to profitability,
•	cost control,
•	cost positions,
•	cost of capital,
•	customer satisfaction,
•	development of products,
•	earnings before interest, taxes and amortization,
•	earnings per share,
•	economic profit,
•	economic value added,
•	employee satisfaction,
•	free cash flow,
•	income or net income,
•	income before income taxes,
•	margins,
•	market segment share,
•	new product innovation,
•	operating income or net operating income,
•	operating margin or profit margin,
•	operating profit or net operating profit,
•	process excellence,
•	product cost reduction,
•	product mix,
•	product release schedules,
•	product ship targets,
•	quality,
•	return on assets or net assets,

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•	return on capital,
•	return on capital employed,
•	return on equity,
•	return on invested capital,
•	return on operating revenue,
•	return on sales,
•	revenue,
•	safety,
•	sales,
•	share price performance,
•	strategic alliances,
•	total shareholder return,
•	working capital, and
•	any combination of the foregoing

(dd)	“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices, unless specified otherwise by the Committee (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, (as may be adjusted pursuant to Sections 8.1(a) and 8.1(b). In addition, the Committee retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(ee)	“Performance Period” means the period of time selected by the Committee over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee.

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(ff)	“Performance Stock Award” means an award granted under the terms and conditions of Sections 9.1.

(gg)	“Permitted Optionee” as defined in Section 14.7.

(hh)	“Plan” means the Hauppauge Digital Inc. 2012 Performance and Equity Incentive Plan, as set forth herein and as hereinafter amended from time to time.

(ii)	“Restricted Stock” means an award under Article VIII.

(jj)	“Retirement” means Normal or Early Retirement.

(kk)	“Rule 16b-3” means Rule 16b-3 as promulgated by the Commission under Section 16(b) of the Exchange Act as amended from time to time.

(ll)	“SAR Agreement” as defined in Section 7.1(a).

(mm)	“Service” means service as an Eligible Participant. Service shall not terminate solely as a result of an Eligible Participant’s change in status (i.e. from employee to non-employee consultant). Service shall not terminate in the case of transfers between locations of the Company or among the Company, any Subsidiary or any successor.

(nn)	“Stock” means the Common Stock, $.01 par value, of the Company.

(oo)	“Stock Appreciation Right” means a right granted under Article VII.

(pp)	“Stock Award” means any right to receive common stock granted under the Plan.

(qq)	“Stock Option” or “Option” means an option granted under Article VI.

(rr)	“Stock Option Agreement” shall have the meaning as defined in Section 6.2.

(ss)	“Subsidiary” means any business entity in which the Company, directly or indirectly, owns 50 percent or more of the total combined voting power of all classes of stock or other equity interest.

(tt)	“Transferee” means a member of an Optionee’s Immediate Family, a partnership or a trust to whom or which any Option is transferred as provided in Section 6.4(c).

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2.2                   Other Definitions. In addition to the above definitions, certain words and phrases used in the Plan and any agreement may be defined in other portions of the Plan or in such agreement.

2.3                   Conflicts in Plan. In the case of any conflict in the terms of the Plan, or between the Plan and an agreement, relating to a benefit, the provisions in the Article of the Plan which specifically grants such benefit shall control.

ARTICLE III

STOCK SUBJECT TO PLAN

3.1                   Number of Shares. The number of shares of Stock reserved for distribution pursuant to Stock Options or other Awards under the Plan shall be equal to 1,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or issued shares heretofore or hereafter acquired and held as treasury shares.

3.2                   Reusage. If an outstanding Stock Option or Stock Appreciation Right shall expire or terminate without having been exercised in full, or if any Restricted Stock award or Performance Award or Other Stock Award or other award or benefit is not earned or is forfeited in whole or in part, the shares subject to the unexercised or forfeited portion of such Award shall again be available for distribution in connection with Awards under the Plan. In the event that a Stock Option is exercised by tendering shares to the Company as full or partial payment of the option exercise price, only the number of shares issued net of the shares tendered shall be deemed delivered under the Plan. Further, shares tendered or withheld for the payment of taxes in connection with any Award shall again be available for distribution in connection with Awards under the Plan.

3.3                   Adjustments Upon Changes in Capitalization

(a)	The existence of outstanding Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company or any issuance of shares of Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference securities ahead of or affecting the Stock or other securities of the Company or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as expressly provided in this Plan (i) the issuance by the Company of shares or any class of securitie convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than shares of Stock, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options or other Awards previously granted or the purchase price per share of Stock.

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(b)	In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split (including reverse stock splits), or other change in corporate structure affecting the Stock such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options, in the determination of the amount payable upon exercise of outstanding Stock Appreciation Rights and in the number of shares subject to other outstanding Awards granted under the Plan as may be determined by the Committee, in its sole discretion, to be equitable to prevent substantial dilution or enlargement of the rights granted to participants hereunder, provided, however, that the number of shares subject to any Award will always be a whole number. The Committee shall give notice to each participant of any adjustment made pursuant to this paragraph, and upon such notice, such adjustment shall be effective and binding for all purposes of the Plan.

(c)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Eligible Participant who is a holder of an Award hereunder as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for such Eligible Participant to have the right to exercise an Award until ten days prior to such transaction as to all of the shares of Stock covered thereby, including shares of Stock as to which the Award would not otherwise be exercisable. In addition, the Committee may provide that any forfeiture condition applicable to any shares of Stock issued under the Plan shall lapse as to all such shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

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(d)	Limitation on Adjustments. The Committee, in its sole discretion, may elect not to adjust Performance Goals or Performance Criteria under any Award if it determines that the adjustment would cause the Award to cease to qualify as performance based compensation under Section 162(m) of the Code.

(e)	Replacement of Awards. The Committee may provide for the replacement of any outstanding Awards under the Plan (or any portion of any Award) with alternative consideration (including, without limitation, cash) as the Committee in good faith determines to be equitable under the circumstances. The Committee may require, in connection with any replacement, the surrender of all Awards so replaced.

(f)	Issuances of Additional Stock by the Company. No adjustments shall be made as a result if the issuance by the Company of any stock of any class or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe for the stock or securities, or upon conversion of stock or obligations of the Company convertible into stock or other securities.

(g)	Authority of the Committee. Any determination, adjustment or replacement made by the Committee under this Section 3.3 is final and conclusive.

3.4                   Settlement of Awards Shares issued under the Plan as the result of the settlement or assumption of, or substitution of Awards under the Plan for, any Awards or obligations to grant future Awards of any entity acquired by or merging with the Company shall not reduce the number of shares available for delivery under the Plan.

3.5                   Dividend Equivalents.  Any dividend equivalents paid or credited under the Plan shall not be applied against the number of shares of Stock that may be issued under the Plan, whether or not such dividend equivalents are converted into Restricted Stock.

3.6                   Maximum Number of Shares for Incentive Stock Options and Awards The maximum number of shares available for delivery under the Plan through Incentive Stock Options shall be 1,000,000 shares.

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ARTICLE IV

ADMINISTRATION

4.1                   Committee. The Plan may be administered by one or more different Committees with respect to the different group of Eligible Participants.

(a)	Section 162(m). To the extent desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(b)	Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 of the Exchange Act, the Plan shall be administered by a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

(c)	Other Administration. Other than as provided above, the Plan shall be administered by (i) the Board or (ii) a Committee, which committee shall be constituted to satisfy Applicable Laws.

“Non-Employee Directors on a Committee” shall be appointed by and shall serve at the pleasure of the Board, which may from time to time change the Committee’s membership, subject to the satisfaction of applicable laws.

4.2                   Authorization of Committee Except as limited by the express provisions of the Plan, the Committee shall have the sole and complete authority, and is authorized and empowered, to do all things necessary or desirable, in its sole discretion, in connection with the administration of the Plan, including, without limitation, the following:

(a)	to determine the Fair Market Value of the Stock, in accordance with Section 2.1(s);

(b)	to select the Eligible Participants to whom Stock Options, Stock, Appreciation Rights, Restricted Stock, Performance Awards, Other Stock Award or other awards or benefit or any combination thereof may from time to time be granted;

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(c)	to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, Other Stock Award or other awards or benefit or any combination thereof are to be granted, hereunder, provided that Incentive Stock Options may only be granted to employees.

(d)	to determine the number of shares to be covered by each Award granted hereunder;

(e)	to approve and amend forms of agreements or other documents evidencing Awards made under the Plan (which need not be identical);

(f)	to grant Awards under this Plan, and determine the terms and conditions of any Award granted hereunder (including, but not limited to, the share price, any restriction or limitation, any vesting acceleration or any forfeiture waiver regarding any Stock Option or other Award and the shares of Stock relating thereto), based on such factors as the Committee shall determine, in its sole discretion;

(g)	to adjust the Performance Criteria and Performance Goals and measurements applicable to Awards based on such Performance Criteria and Performance Goals pursuant to the terms of the Plan;

(h)	to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be vested (which vesting may be based on Performance Criteria and Performance Goals) or deferred;

(i)	to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(j)	to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limitation, rules and regulations relating to (A) sub-plans established for the purpose of complying with, or qualifying for preferred tax treatment under, the tax laws of any jurisdiction;

(k)	to modify or amend any Award, subject to terms of the Plan, including the discretionary authority to accelerate the exercisability or vesting of all or part of any Award or to extend the post-termination exercisability period of Stock Option;

(l)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Committee; and

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(m)	to make all other determinations and decisions deemed necessary or advisable for administering the Plan.

4.3                   Administrative Rules.  The Committee shall have the authority to adopt, alter, and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto), and otherwise to supervise the administration of the Plan.  The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.  Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter and shall be binding upon all parties. Whenever the Committee has the power, or right under this Plan to adjust, alter, amend, award, approve and amend the form of agreements, consent, deem advisable, deem appropriate, deem desirable, deem necessary, determined, determine conditions, determine criteria, determine factors, determine Fair Market Value, determine terms, elect, exercise authority, exercise discretion, grant, interpret, make a decision, provide, set, specify, supervise, suspend or waive the forfeiture of any Award granted hereunder, use criteria, use factors or any similar power or right, the Committee shall have the sole, absolute and uncontrolled discretion in doing so.  The Committee’s determinations under the Plan (including, without limitation, of the persons to receive grants or Awards and the terms thereof) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, grants or Awards under the Plan, whether or not such persons are similarly situated.

4.4                   Performance Goals.  The Committee, on the date of the grant of an Award, may prescribe that all or a portion of the Award will be earned, and the Eligible Participant shall be entitled to receive shares of Stock, Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, Other Stock Awards, other awards or other benefits under such Award, only upon the satisfaction of Performance Goals during a Performance Period, or such other criteria as may be established by the Committee, in its sole discretion.  With respect to shares of Stock that shall be earned only upon satisfaction of Performance Goals, and as to which satisfaction of the “performance based compensation” exception to the limit on executive compensation imposed by Section 162(m) of the Code is intended, an Eligible Participant shall receive benefits under such Award only if, and to the extent that, the Committee certifies that the Performance Goals has been attained.

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ARTICLE V

ELIGIBILITY

5.1                   Eligibility.  All employees, employee and non-employee Directors, and non-employee consultants to the Company (authorized under Form S-8 of the Securities Act of 1933, as amended) and its Subsidiaries who in the opinion of the Committee are responsible for, or contribute to, the management, growth, and profitability of the business of the Company or its Subsidiaries are eligible to be granted Awards under the Plan, as hereinafter provided.  An Eligible Participant who has been granted an Award may be granted additional Awards at the sole discretion of the Committee.

5.2                   Status as an Eligible Participant.  For purposes of determining the applicability of Section 422 under the Code (relating to Incentive Stock Options), or if the terms of any Stock Option provide that it may be exercised only while in Service or within a specified period of time after termination of Service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons will not be deemed interruptions of Continuous Service.

ARTICLE VI

STOCK OPTIONS

6.1                   Grants.  Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options.  Any Stock Option granted under the Plan shall be in such form (including electronic communications) such terms, conditions and restrictions as the Committee may from time to time approve (the “Stock Option Agreement”).  The Committee may condition the grant and vesting of Stock Options subject to continued Service, passage of time and/or upon the attainment of specified Performance Goals (as may be adjusted pursuant to Sections 8.1(a) and 8.1(b)) and level of achievement against such Performance Goals as deemed appropriate by the Committee, in its sole discretion, or such other factors or criteria as the Committee shall determine, in its sole discretion.  The Committee shall have the authority to grant any Optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that the Committee shall not have the authority to grant Incentive Stock Options to any non-employee consultant or non-employee director.  To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

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6.2                   Option Agreements Stock Options shall be evidenced by Stock Option Agreements, the terms and provisions of which may differ.  A Stock Option Agreement shall indicate on its face whether it is an agreement for Incentive Stock Options or Non-Qualified Stock Options.  The grant of a Stock Option shall occur on the date the Committee by resolution selects an Eligible Participant as a participant in any grant of Stock Options, determines the number of Stock Options to be granted to such Eligible Participant (which number shall be subject to adjustment in accordance with Section 3.3), and specifies the terms and provisions of the Stock Option Agreement; provided, however, that the Committee may designate in such resolution a later date as the date of grant of any or all of the Stock Options covered thereby.  The Company shall notify an Eligible Participant of any grant of Stock Options, and the Stock Option Agreement shall be duly executed between the Company and such Eligible Participant.  Notwithstanding anything to the contrary, an Incentive Stock Option may be granted only to Eligible Participants who are employees of the Company or a Subsidiary at the time of the award.

6.3                   No Disqualifications Under Section 422 of the Code Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under such Section 422.

6.4                   Terms and Conditions of Option Grants Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

(a)	Option Price. The option price per share of Stock purchasable under an Incentive Stock Option and a Non-Qualified Stock Option shall be equal to the Fair Market Value of the Stock on the date of grant or such higher price as shall be determined by the Committee at grant.

(b)	Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than 10 years after the date of grant of the Option, and no Non-Qualified Stock Option shall be exercisable more than 10 years and one month after the date of grant of the Option.

(c)	Transferability of Options.

(i)	No Stock Option shall be transferable by the Optionee other than by will, by the laws of descent and distribution or in accordance with the provisions of Section 6.4(c)(ii).

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(ii)	Subject to applicable securities laws, the Committee may determine that a Non-Qualified Stock Option may be transferred by the Optionee to one or more members of the Optionee’s Immediate Family, as defined in Section 6.4(c)(iii), to a partnership of which the only partners are members of the Optionee’s Immediate Family, or to a trust established by the Optionee for the benefit of one or more members of the Optionee’s Immediate Family. No Transferee to whom or which a Non-Qualified Stock Option is transferred may further transfer such Stock Option. A Non-Qualified Stock Option transferred pursuant to this Section shall remain subject to the provisions of the Plan, including, but not limited to, the provisions of this Section 6 relating to the exercise of the Stock Option upon the death, Disability, Retirement or other termination of Service of the Optionee, and shall be subject to such other rules as the Committee shall determine.

(iii)	For purposes of this Article VI, “Immediate Family” of the Optionee means the Optionee’s spouse, parents, children and grandchildren.

(d)	Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part based on such factors as the Committee may determine.

(e)	Notwithstanding the foregoing, if Incentive Stock Options are granted to any owner of 10% or more of the combined voting power of the Company, the exercise price shall be at least 110% of the Fair Market Value on the date of grant and the option must state that it is not exercisable after the expiration of five years from the date of grant.

(f)	The aggregate Fair Market Value of shares subject to an Incentive Stock Option granted to an Optionee in any calendar year shall not exceed $100,000.

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(g)	Termination by Death. Subject to Section 6.4(d), if an Optionee’s Service terminates by reason of death, any Stock Option held by such Optionee or any Transferee of such Optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of two years from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the expiration of the stated term of any such Stock Option is less than one year following the death of the Optionee, the Stock Option shall be exercisable for a period of one year from the date of such death.

(h)	Termination by Reason of Disability. Subject to Section 6.4(d), if an Optionee’s Service terminates by reason of Disability, any Stock Option held by such Optionee or any Transferee of such Optionee may thereafter be exercised by the Holder, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period of two years from the date of such termination of Service or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the Holder dies while any such Stock Option remains exercisable, any unexercised Stock Option held by such Holder at death shall continue to be exercisable to the extent to which it was exercisable at the time of the Holder’s death for a period of 12 months from the date of such death. In the event of termination of Service by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(i)	Termination by Reason of Retirement. Subject to Section 6.4(d), if an Optionee’s Service terminates by reason of Retirement, any Stock Option held by such Optionee or any Transferee of such Optionee may thereafter be exercised by the Holder, to the extent it was exercisable at the time of Retirement or on such accelerated basis as the Committee may determine, for a period of three years from the date of such termination of Service or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however that, if the Holder dies within such three-year period, any unexercised Stock Option held by such Holder shall, notwithstanding the expiration of such three-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death. In the event of termination of Service by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

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(j)	Other Termination. Subject to Section 6.4(d), if an Optionee’s Service terminates for any reason other than death, Disability, Retirement, or Cause (as hereinafter defined in Section 10.1(v)), any Stock Option held by such Optionee or any Transferee of such Optionee may thereafter be exercised by the Holder, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of Service or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Holder dies within such three-month period, any unexercised Stock Options held by such Holder shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death. If an Optionee’s Service is terminated for all rights under any Stock Option held by such Optionee or any Transferee of such Optionee shall expire immediately upon the giving to the Optionee of notice of such termination, unless otherwise determined by the Committee. Notwithstanding anything to the contrary contained in this plan, non-qualified options, at the determination of the Committee, may be exercised after an Optionee’s Service terminates.

(k)	Method of Exercise. Stock Options shall be exercisable (i) during the Holder’s lifetime, only by the Holder or by the guardian or legal representative of the Holder, and (ii) following the death of the Holder, only by the person to whom they are transferred by will or the laws of descent and distribution. For purposes of this Section 6.4(k) only, the term “Holder” shall include any person to whom a Stock Option is transferred by will or the laws of descent and distribution. Subject to the provisions of this Article VI, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in accordance with Section 6.4.

(l)	Option Exercise Consideration. Unless otherwise determined by the Committee at any time or from time to time, payment in full or in part for exercising a Stock Option may be made by (i) cash (including check, bank draft, money order, or such other instrument as the Company may accept), (ii) other Stock that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Stock Option shall be exercised; (iii) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, (iv) any combination of the foregoing methods of payment; or (vii) such other consideration and method of payment for A Holder may tender such payment of the purchase price for the Stock Option by delivering (A) cash or such other instrument acceptable to the Company, (B) a duly executed notice of exercise together with irrevocable instructions from the Holder to a broker to deliver promptly to the Company sufficient proceeds from a sale or loan of the shares subject to the Stock Option to pay the purchase price, (C) a duly executed notice of exercise together with an irrevocable election by Holder to reduce the number of shares exercisable under the Stock Option by an amount whose aggregate Fair Market Value would equal the purchase price, or (D) a form of Stock which is not Restricted Stock already owned by the Holder or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the Stock Option is exercised). If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain restricted in accordance with the original terms of the Restricted Stock award in question, and any Stock received upon the exercise of such Non-Qualified Stock Option shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee.

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Notwithstanding the foregoing, no shares of Stock shall be issued until full payment therefor has been made, and no Holder shall have any rights as a shareholder with respect to any shares of Stock subject to Stock Options until such Stock has been issued.  Subject to any forfeiture restrictions that may apply if a Stock Option is exercised using Restricted Stock, a Holder shall have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive dividends, with respect to shares subject to the Stock Option when the Holder has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 14.1.

Shares issued upon exercise of a Stock Option shall be issued in the name of the Holder or, at the request of the Holder, in the names of such Holder and the Holder’s spouse with right of survivorship as community property, community property with right of survivorship or joint tenants.

(m)	Cashing Out of Options. The Committee may (i) at any time (1) offer to buy out for a payment in cash or cash equivalents a Stock Option previously granted or (2) authorize a Holder to elect to cash out a Stock Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish, or (ii) where a Stock Option is exercised after the death of a Holder, elect to cash out all or any part of the Stock Option by paying the person to whom the Stock Option has been transferred by reason of the death of the Holder an amount, in cash or shares of Stock, equal in value to the excess of the Fair Market Value of the Stock over the option price on the effective date of such cash out.

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(n)	Substitute Options. Stock Options or Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options or stock appreciation rights held by employees of any corporation who, as the result of a merger, consolidation, or combination of such other corporation with, or the acquisition of all or substantially all of the assets or stock of such other corporation by, the Company or a Subsidiary, become employees of the Company or a Subsidiary. The terms and conditions of any substitute Stock Options or Stock Appreciation Rights so granted may vary from the terms and conditions set forth in the Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options or stock appreciation rights in substitution for which they are granted; provided, however, that in the event a stock option for which a substitute Stock Option is being granted is an incentive stock option, no such variation shall be permitted the effect of which would be to adversely affect the status of any such substitute Stock Options as an Incentive Stock Option.

6.5                   Disposition of Shares of Stock.  An Optionee shall notify the Company of any sale or other disposition of shares of Stock acquired under a Stock Option that was an Incentive Stock Option if the sale or disposition occurs (a) within two years of the grant of the Stock Option, or (b) within one year of the issuance of shares of Stock to such Optionee.  The notice must be in writing and directed to the Corporate Secretary of the Company.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1                   Grant of Stock Appreciation Right A Stock Appreciation Right may be granted in conjunction with all or part of any Stock Option granted under the Plan.  In the case of a Non-Qualified Stock Option, such Right may be granted only at the time of grant of such Stock Option.  A Stock Appreciation Right independent of a Stock Option grant may also be awarded by the Committee, in which event the provisions of this Article VII shall be applied for purposes of determining the operation of such Stock Appreciation Right as if a Non-Qualified Stock Option had been granted on the date of the grant of and in conjunction with such independent Stock Appreciation Right.

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(a)	Each grant of a Stock Appreciation Right under the Plan shall be evidenced by an agreement between an Eligible Participant and the Company in such form (including by electronic communications) and such terms, conditions and restrictions as may be approved by the Committee (the “SAR Agreement”). Such Stock Appreciation Right shall be subject to all applicable terms of the Plan and may be subject to any other terms and conditions as determined by the Committee, in its sole discretion except that the option exercise price shall be equal to the Fair Market Value of the Stock at the date of the grant. The Committee may condition the grant and vesting of Stock Appreciation Rights subject to continued Service, passage of time and/or upon the attainment of specified Performance Goals (as may be adjusted pursuant to Sections 8.1(a) and 8.1(b)) and level of achievement against such Performance Goals as deemed appropriate by the Committee, in its sole discretion, or such other factors or criteria as the Committee shall determine, in its sole discretion. The provisions of the various SAR Agreements entered into under the Plan need not be identical. Each SAR Agreement shall specify the number of shares of Stock to which the Stock Appreciation Right pertains and shall provide for the adjustment of such number in accordance with Section 3.3. Each SAR Agreement shall specify the exercise price; provided that the exercise price shall in no event be less than 100% of the Fair Market Value of a share of Stock on the date of grant. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable.

(b)	A Stock Appreciation right granted with respect to a given Stock Option shall terminate and no longer be exercisable to the extent of the shares with respect to which the related Stock Option is exercised or terminates. A Stock Appreciation Right may be exercised by a Holder in accordance with the provisions of this Article VII by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the Holder shall be entitled to receive an amount determined in the manner prescribed in Section 7.2. The Stock Option which has been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised.

(c)	Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including, but not limited to, the following:

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(i)	Exercisability. Stock Appreciation Rights granted independently shall be exercisable in accordance with the provisions of this Article VII. Stock Appreciation Rights granted together with a Stock Option shall be exercisable only at such time or times and to the extent that the Stock Option to which it relates is exercisable in accordance with the provisions of Article VI and this Article VII. Notwithstanding the foregoing, a Stock Appreciation Right shall not be exercisable during the first six months of its term by an Optionee who is actually or potentially subject to Section 16(b) of the Exchange Act, unless otherwise determined by the Committee in the event of death or Disability of the Optionee prior to the expiration of the six-month period.

(ii)	Termination by Death. Subject to Section 7.1(c)(i), if an Eligible Participant’s Service terminates by reason of death, any Stock Appreciation Rights held by such Eligible Participant or his or her transferee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of two years from the date of such death or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter; provided, however, that if the expiration of the stated term of any such Stock Appreciation Right is less than one year following the death of the Eligible Participant, the Stock Appreciation Right shall be exercisable for a period of one year from the date of such death.

(iii)	Termination by Reason of Disability. Subject to Section 7.1(c)(i), if an Eligible Participant’s Service terminates by reason of Disability, any Stock Appreciation Right held by such Eligible Participant or his or her transferee may thereafter be exercised, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period of two years from the date of such termination of Service or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter; provided, however, that, if the Eligible Participant dies while any such Stock Appreciation Right remains exercisable, any unexercised Stock Appreciation Right held by such Eligible Participant at death shall continue to be exercisable to the extent to which it was exercisable at the time of the Eligible Participant’s death for a period of 12 months from the date of such death.

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(iv)	Termination by Reason of Retirement. Subject to Section 7.1(c)(i), if an Eligible Participant’s Service terminates by reason of Retirement, any Stock Appreciation Right held by such Eligible Participant or his or her transferee may thereafter be exercised, to the extent it was exercisable at the time of Retirement or on such accelerated basis as the Committee may determine, for a period of three years from the date of such termination of Service or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter; provided, however that, if the Eligible Participant dies within such three-year period, any unexercised Stock Appreciation Right held by such Eligible Participant shall, notwithstanding the expiration of such three-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death.

(v)	Other Termination. Subject to Section 7.1(c)(i), if an Eligible Participant’s Service terminates for any reason other than death, Disability, Retirement, or Cause, any Stock Appreciation Right held by such Eligible Participant or his or her transferee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of Service or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter; provided, however, that if the Eligible Participant dies within such three-month period, any unexercised Stock Appreciation Right held by such Eligible Participant shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death. If an Eligible Participant’s Service is terminated for Cause (as determined pursuant to section 10.1 (a)(v)), all rights under any Stock Appreciation Right held by such Eligible Participant or his or her transferee shall expire immediately upon the giving to the Eligible Participant of notice of such termination, unless otherwise determined by the Committee.

(vi)	No Eligible Participant shall have any rights as a shareholder with respect to any shares of Stock covered by Stock Appreciation Rights until such shares of Stock, if any, have been issued.

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7.2               Payment Upon Exercise.  Upon the exercise of a Stock Appreciation Right, a Holder shall be entitled to receive an amount in cash, shares of Stock, or both equal in value to the excess of the Fair Market Value on the date of exercise of one share of Stock over the option exercise prior per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised.  The Committee shall have the right to determine the form of payment in each case.

In the case of a Stock Appreciation Right held by an Optionee who is actually or potentially subject to Section 16 of the Exchange Act, the Committee may require that such Stock Appreciation Right be exercised only in accordance with the applicable provisions of Rule 16b-3.

7.3               Non-transferability.  A Stock Appreciation Right granted together with a Stock Option shall be transferable only when and to the extent that the related Stock Option would be transferable under Section 6.4(c).  A Stock Appreciation Right granted independently shall be transferrable only by will, by beneficiary designation or by the laws of descent or distribution and may be exercised, during the lifetime of the Eligible Participant, only by the Eligible Participant unless otherwise determined by the Committee, in its sole discretion.

7.4               Effect of Change in Control. The Committee may provide, at the time of grant, that a Stock Appreciation Right can be exercised only in the event of a Change in Control, subject to such terms and conditions as the Committee may specify at grant.  The Committee may also provide that, in the event of a Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control price, subject to such terms and conditions as the Committee may specify at grant.

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ARTICLE VIII

RESTRICTED STOCK

8.1           Administration.  Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan.  The Committee shall determine the Eligible Participants to whom and the time or times at which grants of Restricted Stock will be made, the number of shares to be awarded the time or times within which such Awards may be subject to forfeiture, and any other terms and conditions of the Awards, in addition to those contained in Section 8.3.  The Committee may condition the grant and vesting of Restricted Stock subject to continued Service, passage of time and/or upon the attainment of specified Performance Goals (as may be adjusted pursuant to Sections 8.1(a) and 8.1(b)) and level of achievement against such Performance Goals as deemed appropriate by the Committee, in its sole discretion, or such other factors or criteria as the Committee shall determine, in its sole discretion, provided the effect of such restrictions or conditions is to create “a substantial risk of forfeiture” as that term is used in Section 83 of the Code. The provisions of Restricted Stock awards need not be the same with respect to each recipient.  The maximum number of shares that may be granted to any Eligible Participant in any calendar year under this article (whether the grant, vesting or not exercise is contingent upon the attainment during a Performance Period of the Performance Criteria and Performance Goals) shall not exceed 100,000 shares of Stock.

(a)	Evaluation of Performance Criteria. The Committee may appropriately adjust any evaluation of performance under a Performance Goals to exclude any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described under U.S. Generally Accepted Accounting Principles and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report for the applicable year.

(b)	Adjustment of Awards. Notwithstanding satisfaction or completion of any Performance Criteria, to the extent specified at the time of grant of an Award, the number of shares of Stock, Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Criteria may be reduced by the Committee on the basis of such further considerations, including but not limited to the factors enumerated in Section 8.1(a) above, as the Committee in its sole discretion shall determine.

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8.2           Awards and Certificates.  Each Eligible Participant receiving a Restricted Stock award shall be issued a certificate in respect of such shares of Restricted Stock.  Such certificate shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form or such other form as authorized by the Committee:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Hauppauge Digital Inc. 2012 Performance and Equity Incentive Plan and a Restricted Stock Agreement.  Copies of such Plan and Agreement are on file at the offices of Hauppauge Digital Inc., 91 Cabot Court, Hauppauge, New York 11788.”

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Restricted Stock award, the Eligible Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

8.3           Terms and Conditions.  Shares of Restricted Stock shall be subject to the following terms and conditions:

(a)	Subject to Section 14.7 herein, Restricted Stock may be granted, sold or awarded under the Plan for such purchase price, if any, or consideration as the Committee may determine, including (without limitation) cash, cash equivalents, property, full-recourse promissory notes, past services and future services. Within the limitations of the Plan, the Committee may accept the cancellation of outstanding options in return for the grant of Restricted Stock.

(b)	Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 8.3(g), during such period commencing with the date of such Award as shall be set by the Committee (the “Restriction Period”), the Eligible Participant shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber shares of Restricted Stock. Within these limits, the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance, and such other facts or criteria as the Committee may determine.

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(c)	Except as provided in Section 8.3(a), the Eligible Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends thereon; provided, however, that the Committee may provide at the time of an Award that cash dividends shall be automatically deferred and reinvested in additional Restricted Stock. Dividends on Restricted Stock which are payable in Stock shall be paid in the form of additional shares of Restricted Stock, and such additional shares of Restricted Stock shall be subject to the same conditions and restrictions as the Restricted Stock with respect to which the dividends were paid.

(d)	Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 8.3(a) and (e), upon termination of an Eligible Participant’s Service for any reason during a Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by such Eligible Participant.

(e)	In the event of the death of an Eligible Participant during a Restriction Period without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the Eligible Participant, except as otherwise may be necessary with respect to any applicable securities laws.

(f)	If and when a Restriction period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the Eligible Participant, except as otherwise may be necessary with respect to any applicable securities laws.

(g)	Each award shall be confirmed by and be subject to the terms of a Restricted Stock Agreement or such other agreement, as may be applicable and if necessary, which agreement shall be executed by the Company and the recipient of the award.

(h)	Each award shall be confirmed by, and be subject to the terms of a Restricted Stock Agreement which shall be executed by the Company and the recipient of the Restricted Stock.

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ARTICLE IX

PERFORMANCE AWARDS AND OTHER STOCK AWARDS

9.1                   Performance Stock Awards.  A Performance Stock Award is a Stock Award that may vest or be exercised contingent upon the attainment during a Performance Period of certain Performance Goals.  A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service.  The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion.  The maximum number of shares covered by an Award that may be granted to any Eligible Participant in a calendar year attributable to Stock Awards described in this Section 9.1 (whether the grant, vesting or exercise is contingent upon the attainment during a Performance Period of the Performance Goals) shall not exceed 100,000 shares of Stock.  The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Eligible Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event.  In addition, to the extent permitted by Applicable Law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

9.2                   Performance Cash Awards.  A Performance Cash Award is a cash award that may be paid as may be specified in the Award Agreement contingent upon the attainment during a Performance Period of certain Performance Goals.  A Performance Cash Award may also require the completion of a specified period of Continuous Service.  At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion.  In any calendar year, the Committee may not grant a Performance Cash Award that has a maximum value that may be paid to any Eligible Participant in excess of $100,000.  The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit an Eligible Participant to elect for the payment of any Performance Cash Award to be deferred to a specified date or event.  The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

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9.3                   Section 162(m) Compliance.  Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee shall establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date 90 days after the commencement of the applicable Performance Period, or (b) the date on which 25% of the Performance Period has elapsed, and in either event at a time when the achievement of the applicable Performance Goals remains substantially uncertain.  Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).  Notwithstanding satisfaction of any completion of any Performance Goals, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options, cash or other benefits granted, issued, retainable and/or invested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, shall determine.

9.4                   Other Stock Awards.  Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Stock, including the appreciation in value thereof (e.g. options or stock right with an exercise price or strike price less than 100% of the Fair Market Value of the Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under this Plan.  Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards, as set forth in the applicable Award Agreement.

ARTICLE X

CHANGE IN CONTROL PROVISIONS

10.1	Impact of Event. In the event of:

(a)	a “Change in Control” as defined in Section 10.2, the following acceleration and valuation provisions shall apply, but only if and to the extent so determined by the Committee:

(i)	Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested as provided in Section 10.1(a)(v) below, unless the terms of the Award provide otherwise; provided, however, that, in the case of Stock Appreciation rights held by an Optionee who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Rights shall not become exercisable and vested unless they shall have been outstanding for at least six months at the date such Change in Control is determined to have occurred.

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(ii)	The restrictions and forfeiture provisions applicable to any Restricted Stock (or Other Stock Award) shall lapse, and such Restricted Stock shall become fully vested as provided in Section 10.1(a)(v) below, unless the terms of the Award provide otherwise.

(iii)	The value of all outstanding Stock Options, Stock Appreciation Rights, and Restricted Stock (or Other Stock Award) shall, unless otherwise determined by the Committee at or after grant, if cashed out shall be on the basis of the “Change in Control Price”, as defined in Section 10.3, as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

(iv)	Any outstanding Performance Awards shall be vested as provided in Section 10.1(a)(v) below and paid out based on the prorated target results for the Performance Periods in question, unless the Committee provides prior to the Change in Control event for a different payment.

(v)	Each Option, Stock Appreciation Right, Restricted Stock Award (or Other Stock Award) and Performance Award granted to an employee of the Company shall vest or be exercisable upon termination of the employee’s employment within twenty-four (24) months from the date of the Change in Control, unless the employee is terminated for Cause or the employee resigns his employment without Good Reason. Except for death or disability, in which event the Option, Stock Appreciation Right, Restricted Stock or Performance Award must be exercised within twelve (12) months thereafter, an employee shall have 30 days from after his employment is terminated, after a Change in Control, to exercise all unexercised Options, Stock Appreciation Rights, Restricted Stock (or Other Stock Award) or Performance Awards. In the event that the employee is offered a position after a Change in Control that has a salary and bonus level at least equal to that in effect prior to the Change in Control, it shall be presumed that the employee did not have Good Reason.

10.2                 Definition of “Change in Control”.  For purposes of Section 10.1(a), a “Change in Control” means a change in control of the Company (x) of a nature that would be required to be reported in response to Section 5 Item 5.01 of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Exchange Act, or (y) as determined by the Committee, or the Board or the Chief Executive Officer of the Company; provided that, without limitation, such a “Change in Control” shall be deemed to have occurred if:

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(a)	A third person, including a “group” as such term is used in Section 13(d)(3) of the Exchange Act, other than the trustee of a Company employee benefit plan, becomes the beneficial owner, directly or indirectly of 20 percent or more of the combined voting power of the company’s outstanding voting securities ordinarily having the right to vote for the election of the Board;

(b)	During any period of 24 consecutive months individuals who, at the beginning of such consecutive 24-month period, constitute the Board of Directors of the Company (the “Board” generally and as of the effective date of the Plan the “Incumbent Board”) cease for any reason (other than Retirement upon reaching Normal Retirement age, Disability, or death) to constitute at least a majority of the Board; provided that any person becoming a Director subsequent to the effective date of the Plan whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least three-quarters of the Directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(c)	The Company shall cease to be a publicly owned corporation.

10.3                Change in Control Price. For purposes of this Article X, “Change in Control Price” means the highest price per share paid or offered in any bona fide transaction related to an actual Change in Control of the Company at any time during the preceding 60-day period as determined by the Committee, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such Stock Options.

ARTICLE XI

RELOAD OPTIONS

11.1                 Authorization of Reload Options Concurrently with an award of Stock Options, the Committee may authorize reload options (“Reload Options”) to purchase a number of shares of Stock.  The number of Reload Options shall equal to the extent authorized by the committee:

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(a)	the number of shares of Stock used to exercise the underlying Stock Options and

(b)	the number of shares of Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options.

The grant of a Reload Option will become effective upon the exercise of underlying Stock Options through the use of shares of Stock held by the Optionee for at least 12 months.  Notwithstanding the fact that the underlying option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an Incentive Stock Option.

11.2                 Reload Option Amendment Each option agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Stock Options.  Upon the exercise of an underlying Stock Option, the Reload Option will be evidenced by an amendment to the underlying stock option agreement.

11.3                 Reload Option Price The option price per share of Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Stock on the date the grant of the Reload Option becomes effective.

11.4                 Term and Exercise Each Reload Option is fully exercisable six months from the effective date of grant.  The term of each Reload Option shall be equal to the remaining option term of the underlying Stock Option.

11.5                 Termination of Service No additional Reload Options shall be granted to Optionees when Stock Options are exercised pursuant to the terms of this Plan following termination of the Optionee’s Service.

ARTICLE XII

AMENDMENTS

12.1                 Amendments to Plan The Board may amend, suspend, or discontinue the Plan or any portion thereof at any time, but no amendment, suspension, or discontinuation shall be made which would impair the rights of a Holder under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock award, Performance Award, or Other Stock Award theretofore granted without the Holder’s or recipient’s consent or which without the approval of the Company’s stockholders, would:

(a)	except as expressly Provided in the Plan, increase the total number of shares reserved for the purpose of the Plan;

(b)	decrease the option price of any Stock Option to less than the Fair Market Value on the date of grant;

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(c)	change the class of employees eligible to participate in the Plan; or

(d)	extend the maximum option periods under Section 6.4.

12.2                 Amendments to Stock Options or Awards The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the right of any holder without the holder’s consent.  Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules.

ARTICLE XIII

UNFUNDED STATUS OF PLAN

13.1                 It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation.  The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

13.2                 The Company generally intends that each Option and each Award granted under the Plan not constitute “nonqualified deferred compensation” within the meaning of and subject to Section 409A of the Code.  To the extent that the Committee determine that any provision of the Plan or any option or Agreement relating to an option award provides for any such nonqualified deferred compensation (in whole or in part), the Committee at any time may amend, restructure, terminate or replace any Award to either comply with Section 409A of the Code and/or minimize or eliminate any such nonqualified deferred compensation, in each case notwithstanding anything in the Plan or any applicable Award to the contrary.

13.3                 Notwithstanding the foregoing, it is intended that Awards that may be awarded that are considered to be “nonqualified deferred compensation” subject to Section 409A of the Code, shall be provided and paid in a manner, and at such time and in such form, as complies with the applicable requirements of Section 409A of the Code to avoid the unfavorable tax consequences provided therein for non-compliance.  The Committee is authorized to amend any Award and to amend or declare void any election by an Awardee (the recipient of an Award) as may be determined by it to be necessary or appropriate to evidence or further evidence required compliance with Section 409A of the Code.  It is intended that any payment which is provided pursuant to or in connection with the Plan which is considered to be deferred compensation subject to Section 409A of the Code shall be paid and provided in a manner, and at such time, including without limitation payment only in connection with the occurrence of a permissible payment event contained in Section 409A (e.g., death, “disability”, “separation from service” from the Company, and of its Subsidiaries or a Parent, each as defined for purposes of Section 409A of the Code), and in such form, as complies with the applicable requirements of Section 409A of the Code to avoid the unfavorable tax consequences provided therein for non-compliance.  In connection with effecting such compliance with Section 409A of the Code, the following shall apply:

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(i)               If Awardee is a “specified employee” for purposes of Section 409A(a)(2)(B)(i) of the Code at his separation from service, any payment or provision of benefits in connection with a “separation from service” payment event (as determined for purposes of Section 409A of the Code) shall not be made until six (6) months after awardee’s separation from service (the “409A Deferral Period”).  In the event such payments are otherwise due to be made in installments or periodically during the 409A Deferral Period, the payments which would otherwise have been made in the 409A Deferral Period shall be accumulated and paid in a lump sum as soon as the 409A Deferral Period ends, and the balance of the payments shall be made as otherwise scheduled.

(ii)               For the purposes of the Plan, a “key employee” for purposes of Section 409A(a)(2)(B)(i) of the Code shall be determined on the basis of the applicable 12-month period ending on the specified employee identification date designated by the Company consistently for the purposes of the Plan and similar plans or agreements or, if no such designation is made, based on the default rules and regulations under Section 409A(a)(2)(B)(i) of the Code.

(iii)               For purposes of the Plan, in determining time of (but not entitlement to) payment or provision of deferred compensation for purposes of Section 409A of the Code in connection with a termination of employment, termination of employment will be read to mean a “separation from service” within the meaning of Section 409A of the Code where it is reasonably anticipated that no further services would be performed after that date or that the level on bona fide services Awardee would perform after that date (whether as an employee or independent contractor) would permanently decrease to less than 50% of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period.

(c)          Notwithstanding any other provision of the Plan, the Company shall not be liable to any Awardee if any payment or benefit that is to be provided pursuant to the Plan and that is considered “nonqualified deferred compensation” subject to Section 409A of the Code fails to comply with, or be exempt from, the requirements of Section 409A of the Code.

ARTICLE XIV

GENERAL PROVISIONS

14.1                 Certificates All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  The Committee may require any Optionee or recipient of any Award purchasing shares pursuant to a Stock Option or otherwise acquiring Stock to represent to and agree with the Company in writing that the Optionee is acquiring the shares without a view to the distribution thereof.

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14.2                 Compensation Arrangements Nothing contained in this Plan shall prevent the Company or a Subsidiary from adoption of other or additional compensation arrangements for its employees.  Participation in the Plan does not affect an Eligible Participant’s eligibility to participate in any other benefit or incentive plan of the Company or any Subsidiary.  Treatment of any income realized as a result of the exercise, vesting, or settlements of Awards under the Plan for purposes of any Company-sponsored or Subsidiary-sponsored employee pension benefit plan, insurance or other employee benefit programs will be governed by the terms of the other plans or programs.

14.3                 No Rights to Continued Employment, Future Grants Neither the adoption of the Plan nor the granting of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Award or Other Stock Award shall confer upon any employee any right to continued employment or constitute an agreement or understanding that the Company will retain a Director for any period of time or at any particular rate of compensation, nor shall the same interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any employee or the service of any Director at any time, with or without cause.  An Eligible Participant’s rights, if any, in respect of or in connection with any Award is derived solely from the discretionary decision of the Company to permit the individual to participate in the Plan and to benefit from a discretionary Award. By accepting an Award under the Plan, an Eligible Participant expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards. Any Award granted under this Plan is not intended to be compensation of a continuing or recurring nature, or part of an Eligible Participant’s normal or expected compensation, and in no way represents any portion of an Eligible Participant’s salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

14.4                 Withholding and Employment Taxes No later than the date on which the Company is required to withhold federal or state income taxes or employment taxes in respect of an Award, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local, or other taxes of any kind required by law to be withheld with respect to such Award or any payment or distribution made in connection therewith.  Unless otherwise determined by the Committee, withholding or employment tax obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding or employment tax requirements; provided, however, that in the case of any Optionee or recipient of any Award who is actually subject to Section 16(b) of the Exchange Act, any such settlement shall comply with the applicable requirements of Rule 16(b)-3.  The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.

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14.5                 Reinvestment of Dividends The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Stock are available under Article III for such reinvestment (taking into account then outstanding Stock Options and other Plan Awards).

14.6                 Beneficiaries Designation The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable with respect to outstanding Awards under the Plan in the event of the participant’s death are to be paid.

14.7                 Loan Program The Board may institute a loan program to assist one or more participants who are not Directors” or Executive Officers of the Company or a Subsidiary (each, a “Permitted Optionee”) in financing the exercise of outstanding Stock Options and/or Restricted Stock and Performance Stock and Other Stock Award through full-recourse interest bearing promissory notes.  However, the maximum amount of financing provided any Permitted Optionee may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.  No loans may be made to anyone not authorized by any applicable law, including but not limited to Section 13-k of the Exchange Act.

14.8	Conditions Upon Issuance of Shares.

(a)	Legal Compliance.

(i)	Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares of Stock shall comply with Applicable Laws, any listing agreement to which the Company is a party and the rules of all domestic stock exchanges on which the Company’s shares may be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(ii)	Any stock certificate issued to evidence shares of Stock when an Award is granted may bear legends and statements the Committee deems advisable to assure compliance with Applicable Laws.

(iii)	Until the Company has obtained any consent or approval deemed advisable by the Committee from regulatory bodies having jurisdiction over the Plan, no Stock Option, Stock Appreciation Rights, Restricted Stock, Performance Award, or Other Stock Awards or other benefit under any Awards granted hereunder may be exercised, paid, issued or delivered under this Plan.

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(h)	Investment Representations. As a condition to the issuance of shares of Stock under the Plan, the Company may require the Eligible Participant to represent and warrant at the time of any such issuance that the shares of Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Stock if, in the opinion of counsel for the Company, such a representation is required.

14.9                 Company’s Right of First Refusal.        An agreement with respect to an Award hereunder may provide that the Company has reserved a right of first refusal to purchase the shares of Stock acquired on exercise of a Stock Option or under an Award of Restricted Stock, Stock Appreciation Rights, Performance Award, Other Stock Award or other award, at a price equal to the Fair Market Value per share repurchased as of the date of the election to purchase.  If the Company reserves this right, the Eligible Participant must comply with the terms of the agreement and any procedures established by the Committee prior to any disposition of shares of Stock acquired under the agreement.  The Company will have a maximum of ten days following the date on which the Eligible Participant is required to notify the Company of his or her intent to dispose of the shares of Stock to advise the Eligible Participant whether the Company will exercise its right of first refusal under such agreement.

14.10	Liability of Company.

(a)	Generally. The Committee, the Board, and their respective members, or the Chief Executive Officer or President of the Company shall not be liable to any Eligible Participant or other persons for any acts taken or not taken in good faith with respect to the Plan or any Award granted hereunder.

(b)	Inability to Obtain Authority; Tax Consequences. The Company shall not be liable to an Eligible Participant or other persons as to: (a) the non-issuance or sale of shares of Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder; and (b) any tax consequence expected, but not realized, by any Eligible Participant or other person due to the receipt, exercise or settlement of any Option or other Award granted under this Plan.

(c)	Grants Exceeding Allotted Shares of Stock. If the number of shares of Stock covered by an Award exceeds, as of the date of grant, the number of shares of Stock that may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess shares of Stock, unless shareholder approval of an amendment sufficiently increasing the number of shares of Stock subject to the Plan is timely obtained in accordance with Section 12.1 of the Plan.

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14.11               Effect of Acceptance of Awards.         By accepting an Award under the Plan, an Eligible Participant and his or her successor in interest or personal representative is conclusively deemed to have indicated his or her acceptance or ratification of, and consent to, any action taken or not taken under the Plan by the Company, the Committee or the Board.

14.12               Governing Law.  The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the laws of another jurisdiction.

14.13               Rule 16b-3 Requirement Notwithstanding anything in this Plan to the contrary, if the Committee determines that the Plan or grant or Award cannot satisfy the requirements of Rule 16b-3, then it shall have the authority to waive or modify those provisions of the Plan or grant or Award so as to enable compliance with Rule 16b-3.

14.14               Attestation Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Stock, the Eligible Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise of the Option, as appropriate.

ARTICLE XV

EFFECTIVE DATE OF PLAN; SHAREHOLDER APPROVAL

15.1                 The Plan shall be effective as of May 17, 2012, subject however to the approval of the Plan by the holders of at least a majority of the outstanding shares of Stock of the Company having voting power present at a meeting in person or by proxy of shareholders of the Company or as otherwise required by Applicable Laws.  Awards may be made under the Plan on and after its effective date; provided, however, that any such Awards shall be null and void if shareholder approval of the Plan is not obtained within 12 months of the adoption of the Plan by the Board.

ARTICLE XVI

TERM OF PLAN

16.1                No Award shall be granted on or after the tenth anniversary of the effective date of the Plan, but Awards granted prior to such tenth anniversary (including, without limitation, Performance or Restricted Stock for Performance Periods commencing prior to such tenth anniversary) may extend beyond that date.

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Hauppauge Digital Inc.
91 Cabot Court
Hauppauge, New York 11788

Annual Meeting of Stockholders
August 15, 2012

The undersigned stockholder hereby appoints Kenneth Plotkin and Gerald Tucciarone as Proxy, each with the power to appoint his substitute, and hereby authorizes them and each of them to represent and vote, as designated below, all the shares of common stock of Hauppauge Digital Inc. (the “Company”) held of record by the undersigned on June 20, 2012 at the Annual Meeting of Stockholders to be held on August 15, 2012 at the Company’s executive offices, located at 91 Cabot Court, Hauppauge, New York 11788 at 10:00 a.m., local time, or any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for the election of the four (4) nominees named in Item 1; for the approval of the Hauppauge Digital Inc. 2012 Performance and Equity Incentive Plan set forth in Item 2; for the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012 set forth in Item 3; and in the discretion of the Proxies on any other matter that may properly come before the meeting or any postponement or adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE

(Continued, and to be marked, dated and signed on the other side)

▲  PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
of Stockholders to be held August 15, 2012.

The Notice of Annual Meeting of Stockholders, Proxy Statement and our 2011 Annual
Report are available at:
http://viewproxy.com/hauppaugedigital/2012/

3

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED NOMINEES AND “FOR” PROPOSALS 2 AND 3.

							Please mark your votes like this	☒
1.	Election of Directors NOMINEES: (01) KENNETH PLOTKIN (02) BERNARD HERMAN (03) SEYMOUR G. SIEGEL (04) ADAM M. ZEITSIFF	☐	FOR all nominees listed to the left (except as marked to the contrary as instructed below).			FOR	AGAINST	ABSTAIN
				2.	To approve the Hauppauge Digital Inc. 2012 Performance and Equity Incentive Plan.	☐	☐	☐
		☐	WITHHOLD AUTHORITY to vote for all nominees listed to the left	3.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012.	☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above.)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or limited liability company, please sign in full partnership or limited liability company name by an authorized person.

Date: ________________________________________________________, 2012

Signature

Signature (if held jointly)

▲  PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

As a stockholder of Hauppauge Digital Inc., you have the option of voting your shares electronically through the Internet, or by telephone, eliminating the need to return the proxy card. Your electronic or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet, or by telephone, must be received by 7:00 p.m., Eastern Daylight Time, on August 14, 2012.

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE
Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to
vote your proxy. Have your proxy
card available when you call.
Follow the voting instructions to
vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

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